Exhibit 10.17
[*] THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
Execution Copy
PLEDGE AND SECURITY AGREEMENT
     THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of November 25, 2009 by and between ALTRA HOLDINGS, INC., a Delaware corporation (“Holdings”), ALTRA INDUSTRIAL MOTION, INC., a Delaware corporation, the other Subsidiaries of Holdings named on the signature pages hereto (each a “Grantor”, and collectively, the “Grantors”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.
PRELIMINARY STATEMENT
     The Grantors, the Administrative Agent and the Lenders are entering into a Credit Agreement dated as of the date hereof (as it may be amended or modified from time to time, the “Credit Agreement”). Each Grantor is entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement and to secure the Secured Obligations that such Grantor has agreed to guarantee pursuant to Article X of the Credit Agreement.
     ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Lenders, hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
     1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.
     1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:
     “Accounts” shall have the meaning set forth in Article 9 of the UCC.
     “Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
     “Assigned Contracts” means, with respect to any Grantor, collectively, all of such Grantors’ rights and remedies under, and all moneys and claims for money due or to become due to such Grantor under those contracts and other agreements between such Grantor and any party other than the Administrative Agent or any Lender, and any other material contracts, and any and all amendments, supplements, extensions, and renewals thereof, including all rights and claims of such Grantor now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.
     “Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.
     “Closing Date” means the date of the Credit Agreement.
     “Collateral” shall have the meaning set forth in Article II.

     “Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any Grantor for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.
     “Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.
     “Collection Account” means the account at JPMorgan Chase Bank, N.A., so designated by the Administrative Agent, in a written notice delivered to the Grantors, to be the “Collection Account”, to which funds on deposit in Deposit Accounts, Securities Accounts and Lock Boxes (other than Excluded Accounts) and all payments received in respect of Accounts shall be remitted at all times during an Availability Trigger Period.
     “Commercial Tort Claims” means “commercial tort claims” as set forth in Article 9 of the UCC and shall include, without limitation, the existing commercial tort claims of the Grantors set forth in Exhibit C-2 attached hereto.
     “Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.
     “Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.
     “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
     “Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.
     “Documents” shall have the meaning set forth in Article 9 of the UCC.
     “Equipment” shall have the meaning set forth in Article 9 of the UCC.
     “Event of Default” means an event described in Section 5.1.
     “Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
     “Fixtures” shall have the meaning set forth in Article 9 of the UCC.
     “General Intangibles” shall have the meaning set forth in Article 9 of the UCC.
     “Goods” shall have the meaning set forth in Article 9 of the UCC.
     “Instruments” shall have the meaning set forth in Article 9 of the UCC.
     “Inventory” shall have the meaning set forth in Article 9 of the UCC.

     “Investment Property” shall have the meaning set forth in Article 9 of the UCC.
     “Lenders” means the lenders party to the Credit Agreement and their successors and assigns.
     “Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.
     “Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.
     “Lock Boxes” shall have the meaning set forth in Section 7.1(a).
     “Lock Box Agreements” shall have the meaning set forth in Section 7.1(a).
     “Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.
     “Permitted Liens” means Liens permitted under Section 6.02 of the Credit Agreement.
     “Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement; provided, however, Pledged Collateral shall not include more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) owned by each Grantor in each Foreign Subsidiary.
     “Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.
     “Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Lenders holding in the aggregate at least a majority of the total of the Aggregate Credit Exposure, and (c) after the Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full (whether or not the Obligations under the Credit Agreement were ever accelerated), Lenders holding in the aggregate at least a majority of the aggregate net early termination payments and all other amounts then due and unpaid from any Grantor to the Lenders under Swap Agreement, as determined by the Administrative Agent in its reasonable discretion.
     “Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
     “Securities Accounts” has the meaning assigned to such term in Article 8 of the UCC.
     “Security” has the meaning set forth in Article 8 of the UCC.

     “Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.
     “Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.
     “Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.
     “UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Lender’s Lien on any Collateral.
     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
ARTICLE II
GRANT OF SECURITY INTEREST
     To secure the prompt and complete payment and performance of the Secured Obligations, each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:
(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Copyrights, Patents and Trademarks;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts with any bank or other financial institution;

(xv)	all Securities Accounts with any bank or other financial institution;

(xvi)	all Commercial Tort Claims;

(xvii)	all Assigned Contracts; and

(xviii)	and all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing.
     Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, the following: (i) any of such Grantor’s rights or interests in or under, any lease, license, contract or agreement to which such Grantor is a party to the extent, but only to the extent that such a grant would, under the terms of such lease, license, contract or agreement constitute or result in (a) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (b) a breach or termination pursuant to the terms of, or a default under such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any bankruptcy or insolvency laws) or principles of equity), provided that (x) immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect and (y) to the extent that any such lease, license, contract or agreement would otherwise constitute Collateral (but for the provisions of this paragraph), all proceeds resulting from the sale or disposition by any Grantor of any rights of such Grantor under such lease, license, contract or agreement shall constitute Collateral, (ii) any equipment or other fixed or capital assets owned by a Grantor acquired after the date hereof that is subject to a Lien securing a purchase money financing, project financing or capital or finance lease obligation permitted to be incurred pursuant to the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money, project financing or capital or finance lease obligation) prohibits the creation of any other Lien on such property, provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (iii) more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary, and (iv) any Trademark applications filed in the U.S. Patent and Trademark Office on the basis of such Grantor’s “intent-to-use” such trademark, unless and until acceptable evidence of use of the trademark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each Grantor represents and warrants to the Administrative Agent and the Lenders that:
     3.1. Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit F, the Administrative Agent will have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

     3.2. Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.
     3.3. Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.
     3.4. Collateral Locations. All of such Grantor’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.
     3.5. Deposit Accounts; Securities Accounts; Lock Boxes. All of such Grantor’s Deposit Accounts, Securities Accounts and Lock Boxes are listed on Exhibit B.
     3.6. Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.
     3.7. Letter-of-Credit Rights; Chattel Paper; Commercial Tort Claims. Exhibit C-1 lists all Letter-of-Credit Rights and Chattel Paper of such Grantor having a value in excess of $500,000, individually. Set forth on Exhibit C-2 is a description of each Commercial Tort Claim of such Grantor having a value in excess of $500,000, individually (including a listing of the parties, description of the dispute, and, if available, case number). All action by the Grantor necessary or desirable to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibits C-1 and C-2 (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibits C-1 and C-2, subject only to Liens permitted under Section 4.1(e).
     3.8. Accounts and Chattel Paper.
          (a) The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.
          (b) With respect to its Accounts, except as specifically disclosed on the most recent Collateral Report, (i) all Accounts are Eligible Accounts; (ii) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (iii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Administrative Agent; (iv) to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Collateral Reports with respect thereto; (v) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor’s financial condition; and (vi) such Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

          (c) In addition, with respect to all of its Accounts, (i) the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to a Lock Box as required pursuant to Section 7.1; and (iii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract.
     3.9. Inventory. With respect to any of its Inventory scheduled or listed on the most recent Collateral Report, (a) such Inventory (other than Inventory in transit) is located at one of such Grantor’s locations set forth on Exhibit A, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and Lenders, and except for Permitted Liens, (d) except as specifically disclosed in the most recent Collateral Report, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been substantially produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (g) the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.
     3.10. Intellectual Property. Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit D, which exhibit shall be delivered to the Administrative Agent not later than thirty (30) days after the Effective Date pursuant to Section 4.7(f). This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit F and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Administrative Agent on such Grantor’s Patents, Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect the Administrative Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.
     3.11. Filing Requirements. None of its Equipment is covered by any certificate of title, except for motor vehicles having an aggregate value not in excess of $2,500,000. None of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) motor vehicles and (b) Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D.
     3.12. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Lenders as the secured party and (b) as permitted by Section 4.1(e).
     3.13. Pledged Collateral.
          (a) Exhibit E sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit E as being owned by it, free and clear of any Liens, except for Permitted Liens. Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article

8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a Control Agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.
          (b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.
          (c) Except as set forth in Exhibit E, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.
ARTICLE IV
COVENANTS
     From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:
     4.1. General.
          (a) Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Administrative Agent, with sufficient copies for each of the Lenders, updates with respect to Exhibits A, B, C-1, C-2, D, E, F and G hereto in accordance with Section 4.1(c) and such reports relating to such Collateral as the Administrative Agent shall from time to time request.
          (b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Administrative Agent in order to maintain, subject to Permitted Liens, a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Administrative Agent promptly upon request.

Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
          (c) Further Assurances. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder. For purposes of this Security Agreement, all references to Exhibits A, B, C-1, C-2, D, E, F and G hereto shall be deemed to refer to each such exhibit as updated from time to time pursuant to supplements and amendments delivered by the Grantor to the Administrative Agent.
          (d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.
          (e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except Permitted Liens.
          (f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
          (g) Locations. Such Grantor will not (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit A, (ii) otherwise change, or add to, such locations without the Administrative Agent’s prior written consent as required by the Credit Agreement (and if the Administrative Agent gives such consent, such Grantor will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by the Credit Agreement), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Credit Agreement.
          (h) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.
     4.2. Receivables.
          (a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, such Grantor may discount or adjust the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.
          (b) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.
          (c) Delivery of Invoices. Such Grantor will deliver to the Administrative Agent immediately upon its request duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Administrative Agent shall specify.

          (d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable owned by such Grantor exists or (ii) if, to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Grantor will promptly disclose such fact to the Administrative Agent in writing. Such Grantor shall send the Administrative Agent a copy of each credit memorandum in excess of $500,000 as soon as issued, and such Grantor shall promptly report each credit memo and each of the facts required to be disclosed to the Administrative Agent in accordance with this Section 4.2(d) on the Borrowing Base Certificates submitted by it.
          (e) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Administrative Agent Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
     4.3. Inventory and Equipment.
          (a) Maintenance of Goods. Such Grantor will do all things necessary to maintain, preserve, protect and keep its Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business and except for ordinary wear and tear in respect of the Equipment.
          (b) Returned Inventory. If an Account Debtor returns any Inventory to such Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Such Grantor shall immediately report to the Administrative Agent any return involving inventory having a fair market value in excess of $500,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to such Grantor when an Event of Default exists, such Grantor, upon the request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent’s prior written consent. All returned Inventory shall be subject to the Administrative Agent’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.
          (c) Inventory Count; Perpetual Inventory System. Such Grantor will conduct a physical count of its Inventory at least once per fiscal year, and after and during the continuation of an Event of Default, at such other times as the Administrative Agent requests. Such Grantor, at its own expense, shall deliver to the Administrative Agent the results of each physical verification, which such Grantor has made, or has caused any other Person to make on its behalf, of all or any portion of its Inventory. Such Grantor will maintain a perpetual inventory reporting system at all times.
          (d) Equipment. Such Grantor shall promptly inform the Administrative Agent of any additions to or deletions from its Equipment which individually exceed $2,500,000. Such Grantor will not, without the Administrative Agent’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s Equipment constituting Collateral.
     4.4. Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Administrative Agent promptly following the execution of this Security Agreement the originals of (x) all Chattel Paper having a value in excess of $500,000 and (y) all Securities and Instruments, in each case constituting Collateral owned by it (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any such Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral and (d) upon the Administrative

Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit G hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral. Notwithstanding anything to the contrary contained in this Security Agreement or any other Loan Document, not later than thirty (30) days after the Effective Date, such Grantor shall deliver to the Administrative Agent the original certificates representing the Equity Interests of Foreign Subsidiaries which constitute Pledged Collateral owned by such Grantor as of the Effective Date, together with the executed undated powers for each such certificate.
     4.5. Uncertificated Pledged Collateral.
          (a) Such Grantor will cause the issuers of Equity Interests which constitute Pledged Collateral owned by such Grantor to comply with any and all instructions originated by the Administrative Agent regarding such Equity Interests, notwithstanding anything to the contrary in any other agreement between such Grantor and such issuers. Such Grantor further agrees that it shall cause the issuers of Equity Interests which constitute Pledged Collateral owned by such Grantor not to certificate such Equity Interests or register any party other than such Grantor, another Grantor or the Administrative Agent or the Administrative Agent’s designee as the registered owner of any portion of such Equity Interests, or allow any party other than the Administrative Agent or its designee to become the holder of any such Equity Interests or an entitlement thereto, in each case without the prior written consent of the Administrative Agent.
          (b) Such Grantor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Administrative Agent, in form and substance satisfactory to the Administrative Agent, giving the Administrative Agent Control.
          (c) Each Grantor that is an issuer of uncertificated securities which constitute Pledged Collateral hereby acknowledges and agrees that (i) the Administrative Agent shall be deemed to have “control” over such uncertificated securities within the meaning of Section 8-106 of the UCC, (ii) such Grantor shall comply with all instructions originated by the Administrative Agent regarding such uncertificated securities, (iii) such Grantor shall market its books and records to reflect the Lien of the Administrative Agent in such uncertificated securities, and (iv) such Grantor shall not register any transfer of any portion of such uncertificated securities to any Person other than to another Grantor or to the Administrative Agent or the Administrative Agent’s designee.
          (d) Each of the parties hereto acknowledges and agrees that this Security Agreement evidences the Administrative Agent’s “control” over all “uncertificated securities” and “investment property” constituting Pledged Collateral in accordance with the applicable provisions of, and as such terms are defined in, Articles 8 and 9 of the UCC.
     4.6. Pledged Collateral.
          (a) Changes in Capital Structure of Issuers. Except as otherwise permitted under the terms of the Credit Agreement, such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

          (b) Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor or another Grantor.
          (c) Registration of Pledged Collateral. Such Grantor will permit any registrable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Secured Parties.
          (d) Exercise of Rights in Pledged Collateral.
          (i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral.
          (ii) Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.
          (iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and
          (iv) All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
     4.7. Intellectual Property.
          (a) Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Administrative Agent of any License held by such Grantor and to enforce the security interests granted hereunder; provided, however, that the foregoing shall not apply to any License for the use of intellectual property where such License is for the use of intellectual property that is commercially available.
          (b) Such Grantor shall notify the Administrative Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
          (c) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Administrative Agent prior written notice thereof, and, upon request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may request to evidence the Administrative Agent’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
          (d) Such Grantor shall take all actions necessary or requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, except if such Patent, Trademark or Copyright is not material to the conduct of such Grantor’s business.
          (e) Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Administrative Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.
          (f) Notwithstanding anything to the contrary contained in this Security Agreement or any other Loan Document, not later than thirty (30) days after the Effective Date, such Grantor shall (i) deliver to the Administrative Agent the results of patent and trademark searches of the U.S. Patent and Trademark Office databases, evidencing its ownership of all Patents and Trademarks held by such Grantor, together with a true, correct and complete listing of all Patents and Trademarks (including any licenses of the foregoing) in which such Grantor has an ownership interest, which listing shall be attached to this Security Agreement as Exhibit D, and (ii) execute and deliver in favor of the Administrative Agent (x) a patent security agreement and (y) a trademark security agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent.
     4.8. Commercial Tort Claims. Such Grantor shall promptly, and in any event within fifteen (15) Business Days after the same is acquired by it, notify the Administrative Agent of any Commercial Tort Claim acquired by it having a value in excess of $500,000 and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit G hereto, granting to Administrative Agent a first priority security interest in such commercial tort claim.
     4.9. Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit having a value in excess of $500,000, it shall promptly, and in any event within two Business Days after becoming a beneficiary, notify the Administrative Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Administrative Agent or subject to a Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.
     4.10. Federal, State or Municipal Claims. Such Grantor will promptly notify the Administrative Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof having a value in excess of $1,000,000, the assignment of which claim is restricted by federal, state or municipal law.

     4.11. No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.
     4.12. Insurance.
          (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the total Commitment or the total replacement cost value of the improvements.
          (b) All insurance policies required hereunder and under Section 5.09 of the Credit Agreement shall name the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Administrative Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent to be held, remitted to the Grantors or applied against the Secured Obligations as provided in the Credit Agreement; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to the Administrative Agent.
          (c) All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Administrative Agent. If such Grantor fails to obtain any insurance as required by this Section, the Administrative Agent may obtain such insurance at the Grantor’s expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.
     4.13. Collateral Access Agreements. Such Grantor shall use commercially reasonable efforts to obtain, within 120 days following the Closing Date, a Collateral Access Agreement, from (x) the lessor of each leased property and (y) from any bailee or consignee with respect to any warehouse, processor or converter facility or other location, in each case where inventory having a fair market value in excess of $500,000 is stored or located or where machinery or equipment having a fair market value in excess of $500,000 is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent. After the Closing Date, no real property or warehouse space shall be leased by such Grantor and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date, unless and until a satisfactory Collateral Access Agreement shall first have been obtained with respect to such location (unless the fair market value of the inventory at such location, or the fair market value of the machinery and equipment at such location, is less than $500,000). Notwithstanding the foregoing, if a Collateral Access Agreement has not been obtained with respect to any location where inventory is stored or located, Eligible Inventory at that location shall be subject to the establishment of Reserves acceptable to the Administrative Agent. Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.
     4.14. Control Agreements. Such Grantor will provide to the Administrative Agent Control Agreements to the extent required under Section 5.12 of the Credit Agreement.
     4.15. Change of Name or Location; Change of Fiscal Year. Except as otherwise expressly permitted under the Credit Agreement, such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least twenty (20) days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental U.S. Such Grantor shall not change its fiscal year which currently ends on December 31.
     4.16. Assigned Contracts. Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Assigned Contract held by such Grantor and to enforce the security interests granted hereunder, except where the failure to obtain such consent or approval could not reasonably be expected to result in a Material Adverse Effect. Such Grantor shall fully perform all of its obligations under each of its Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that such Grantor shall not take any action or fail to take any action with respect to its Assigned Contracts which would cause the termination of an Assigned Contract unless the Grantor shall have reasonably determined that the termination of such Assigned Contract would not have a Material Adverse Effect. Without limiting the generality of the foregoing, such Grantor shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. Such Grantor shall notify the Administrative Agent and the Lenders in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification in an amount in excess of $500,000 under any of its Assigned Contracts, and shall diligently pursue such right to recover such claim and report to the Administrative Agent on all further developments with respect thereto. If Full Cash Dominion shall be in effect, such Grantor shall deposit into a Deposit Account at the Administrative Agent or subject to a Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all amounts received by such Grantor as indemnification or otherwise pursuant to its Assigned Contracts. If such Grantor shall fail after the Administrative Agent’s demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Administrative Agent may, and at the direction of the Required Secured Parties shall, directly enforce such right in its own or such Grantor’s name and may enter into such settlements or other agreements with respect thereto as the Administrative Agent or the Required Secured Parties, as applicable, shall determine. In any suit, proceeding or action brought by the Administrative Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, such Grantor shall indemnify and hold the Administrative Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of such Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against the Administrative Agent or the Lenders. Notwithstanding any provision hereof to the contrary, such Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Administrative Agent’s or any Lender’s exercise of any of their respective rights with respect to the Collateral shall not release such Grantor from any of such duties and obligations. Neither the Administrative Agent nor any Lender shall be obligated to perform or fulfill any of such Grantor’s duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

ARTICLE V
EVENTS OF DEFAULT AND REMEDIES
     5.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:
          (a) Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.
          (b) The breach by any Grantor of any of the terms or provisions of Article IV or Article VII.
          (c) The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within twenty (20) days after such breach.
          (d) The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.
          (e) Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Administrative Agent and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Administrative Agent has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.
     5.2. Remedies.
          (a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may exercise any or all of the following rights and remedies:
          (i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the Lenders prior to an Event of Default;
          (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;
          (iii) give notice of sole control or any other instruction under any Control Agreement or and other control agreement with any securities intermediary and take any action therein with respect to such Collateral;
          (iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and
          (v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.
          (b) The Administrative Agent, on behalf of the Lenders, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Lenders, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.
          (d) Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.
          (e) If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Swap Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Obligations pursuant to the terms of the Swap Agreement.
          (f) Notwithstanding the foregoing, neither the Administrative Agent nor the Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.
          (g) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.
     5.3. Grantor’s Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

          (a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;
          (b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;
          (c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Administrative Agent may request, all in form and substance satisfactory to the Administrative Agent, and furnish to the Administrative Agent, or cause an issuer of Pledged Collateral to furnish to the Administrative Agent, any information regarding the Pledged Collateral in such detail as the Administrative Agent may specify;
          (d) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Administrative Agent to consummate a public sale or other disposition of the Pledged Collateral; and
          (e) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent and each Lender, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.
     5.4. Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V following the occurrence and during the continuance of an Event of Default, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.
ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
     6.1. Account Verification. The Administrative Agent may at any time, in the Administrative Agent’s own name, in the name of a nominee of the Administrative Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Administrative Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables; provided that, unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall notify the Grantors prior to contacting Account Debtors.

     6.2. Authorization for Secured Party to Take Certain Action.
          (a) Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 7.4, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.
          (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and Lenders, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 6.2(a)(i)-(vi), 6.2(a)(vii) solely with respect to periodic account verifications with prior notice to the Grantors, and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.
     6.3. Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER

THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF A DEFAULT.
     6.4. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
ARTICLE VII
COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS,
SECURITIES ACCOUNTS, LOCK BOXES
     7.1. Collection of Receivables. As of the date of this Security Agreement, all Deposit Accounts, Securities Accounts and postal lock boxes (“Lock Boxes”) established by the Grantors with any banking institution, securities broker, securities intermediary or other financial institution are listed on Exhibit B hereto. Each Grantor has and will continue to direct its Account Debtors to remit cash, checks, electronic funds transfers and other similar payments relating to or constituting payments made in respect of Receivables directly to a Lock Box. Such Lock Box shall be subject to an irrevocable lockbox agreement in the form provided by or otherwise acceptable to the Administrative Agent and shall be accompanied by an acknowledgment by the bank where the Lock Box is located of the Lien of the Administrative Agent granted hereunder and of irrevocable instructions to wire all amounts collected therein to the Collection Account during an Availability Trigger Period pursuant to Section 7.2 (a “Lock Box Agreement”). If any Grantor should refuse or neglect to notify any Account Debtor to forward payments directly to a Lock Box after notice from the Administrative Agent, the Administrative Agent shall be entitled to make such notification directly to such Account Debtor.
     7.2. Application of Funds During an Availability Trigger Period. At all times during an Availability Trigger Period, the Grantors shall comply and shall cause the Cash Management Bank to comply with the provisions of Section 5.12(d) of the Credit Agreement. At all times during an Availability Trigger Period, the Administrative Agent shall have the right (i) to declare that Full Cash Dominion is in effect, (ii) to give a notice of sole control or other instruction under any Control Agreement, (iii) to notify each banking institution, securities broker or securities intermediary (including the Cash Management Bank) at which any Grantor maintains any Deposit Account or Securities Account (in each case, other than Excluded Accounts), that (A) the Administrative Agent has taken full dominion and control over all Deposit Accounts and Securities Accounts (in each case, other than Excluded Accounts) and all funds from time to time on deposit therein, (B) such banking institutions, securities brokers and securities intermediaries shall follow all instructions given by the Administrative Agent with respect to such Deposit Accounts and Securities Accounts, and (C) such banking institutions shall remit directly to the Collection Account (or to such other account as the Administrative Agent may direct), on a daily basis (or on such other basis as the Administrative Agent shall direct) all funds from time to time deposited into such Deposit Accounts and Securities Accounts, and (iv) to automatically apply, on a daily basis, all funds remitted to the Collection Account (or to such other account as the Administrative Agent shall so direct), from all such Deposit Accounts and Securities Accounts, and all other proceeds of the Collateral, to repay the Loans and other Obligations in accordance with Sections 2.11 and 2.18 of the Credit Agreement.

     7.3. Covenant Regarding New Deposit Accounts; Securities Accounts and Lock Boxes. Before opening or replacing any Deposit Account or Securities Account, or establishing a new Lock Box, each Grantor shall (a) obtain the Administrative Agent’s consent in writing to the opening of such Deposit Account, Securities Account or Lock Box, and (b) cause each bank or financial institution in which it seeks to open a Deposit Account, Securities Account or Lock Box (in each case, other than an Excluded Account) to enter into a Control Agreement with the Administrative Agent in order to give the Administrative Agent dominion and control over such Deposit Account, Securities Account or Lock Box. In the case of Deposit Accounts or Lock Boxes maintained with Lenders, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.
     7.4. Application of Proceeds; Deficiency. In the case of any sale or other disposition of Collateral by the Administrative Agent in the exercise of its remedies provided herein or in any other Loan Document, the proceeds of such sale shall be applied (and allocated) by the Administrative Agent in accordance with Section 2.18 of the Credit Agreement. In the event that the proceeds from any sale or other disposition of Collateral are insufficient to pay all Secured Obligations in full, the Grantors shall remain liable for any deficiency, including any attorneys’ fees and other expenses incurred by the Administrative Agents or any Lender to collect such deficiency.
ARTICLE VIII
GENERAL PROVISIONS
     8.1. Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
     8.2. Limitation on Administrative Agent’s and Lenders’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.
     8.3. Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.
     8.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.
     8.5. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Lenders to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.
     8.6. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the Lenders unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Secured Parties.

     8.7. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Secured Obligations have been paid in full.
     8.8. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.
     8.9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     8.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent (except in connection with a transaction permitted under Section 6.03(a) of the Credit Agreement). No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, hereunder.
     8.11. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.
     8.12. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.
     8.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.
     8.14. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Administrative Agent or the Lenders which would give rise to any Secured Obligations are outstanding.
     8.15. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.
     8.16. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     8.17. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.
     8.18. WAIVER OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.
     8.19. Indemnity. Each Grantor hereby agrees to indemnify the Administrative Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of the execution and delivery of this Security Agreement or any actions taken or omitted to be taken by the Administrative Agent or the Lenders in accordance with the terms of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the Lenders or any Grantor, and any claim for Patent, Trademark or Copyright infringement).
     8.20. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.
     8.21. Post Closing Matters. Each of the Parties hereto acknowledges and consents that the documents and deliverables set forth in Exhibit H will be provided by the party responsible therefor in the manner set forth in such exhibit on or prior to the due date specified in such exhibit.
ARTICLE IX
NOTICES
     9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit A, and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.
     9.2. Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.
ARTICLE X
THE ADMINISTRATIVE AGENT
     JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Lenders hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS: ALTRA HOLDINGS, INC. ALTRA INDUSTRIAL MOTION, INC.
By:	/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title: Vice President, Legal and Human Resources, General Counsel and Secretary

AMERICAN ENTERPRISES MPT CORP.
AMERICAN ENTERPRISES MPT HOLDINGS, LLC
AMERIDRIVES INTERNATIONAL, LLC
BOSTON GEAR LLC
FORMSPRAG LLC
INERTIA DYNAMICS LLC
KILIAN MANUFACTURING CORPORATION
NUTTALL GEAR LLC
WARNER ELECTRIC INTERNATIONAL
HOLDING, INC.
WARNER ELECTRIC LLC
WARNER ELECTRIC TECHNOLOGY LLC
TB WOOD’S CORPORATION
TB WOOD’S INCORPORATED
TB WOOD’S ENTERPRISES, INC.

By	/s/ Glenn E. Deegan
Name:	Glenn Deegan
Title:	Secretary

ADMINISTRATIVE AGENT JPMORGAN CHASE BANK, N.A., as Administrative Agent
By	/s/ Kathleen C. Maggi
Name:	Kathleen C. Maggi
Title:	Senior Vice President

PLEDGE AND SECURITY AGREEMENT
EXHIBITS

EXHIBIT A
(See Sections 3.2, 3.3, 3.4, 3.9 and 9.1 of Security Agreement)
NOTICE ADDRESS FOR ALL GRANTORS
c/o Altra Holdings, Inc.
300 Granite St., Suite 201
Braintree, MA 02184
Attention: Chief Financial Officer
Facsimile: (781) 843-0709
INFORMATION AND COLLATERAL LOCATIONS OF GRANTORS
I.	General Information

Name of Grantor	State	Entity Type	Org. No	Tax No.
Altra Holdings, Inc.	DE	C Corp.	3870357	61-1478870
Altra Industrial Motion, Inc.	DE	C Corp.	3878606	30-0283143
American Enterprises MPT Corp.	DE	C Corp.	2673186	52-2005169
American Enterprises MPT Holdings, LLC	DE	LLC	2686543	52-2005171
Ameridrives International, LLC	DE	LLC	2673483	54-1826102
Boston Gear LLC	DE	LLC	3822981	11-3723980
Formsprag LLC	DE	LLC	3534967	01-0712538
Inertia Dynamics, LLC	DE	LLC	4046002	20-4221420
Kilian Manufacturing Corporation	DE	C Corp.	0817664	06-0933715
Nuttall Gear LLC	DE	LLC	2765519	54-1856788
TB Wood’s Corporation	DE	C Corp.	2531112	25-1771145
TB Wood’s Enterprises, Inc.	DE	C Corp.	3102375	51-0393505
TB Wood’s Incorporated	PA	C Corp.	394660	23-1232420
Warner Electric International Holding, Inc.	DE	C Corp.	3142042	54-1967086
Warner Electric LLC	DE	LLC	3142038	54-1967089
Warner Electric Technology LLC	DE	LLC	3142046	54-1967084
II.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Chief Executive Office/Mailing Address of Each Grantor:
c/o Altra Holdings, Inc.
300 Granite St., Suite 201
Braintree, MA 02184
Attention: Chief Financial Officer
Facsimile: (781) 843-0709
III.	Locations of Collateral:
(a)	Properties Owned by the Grantors:

Grantor/Owner	Street	City	State	Country	ZIP
Warner Electric LLC	449 Gardner Street	South Beloit	IL	USA	61080
Warner Electric, LLC	802 E. Short Street	Columbia City	IN	USA	46725
TB Wood’s Corporation	801 East Industrial Avenue	Mt. Pleasant	MI	USA	48858
Formsprag LLC	23601 Hoover Road	Warren	MI	USA	48089

Grantor/Owner	Street	City	State	Country	ZIP
Kilian Manufacturing Corporation	1728-36 Burnet Avenue	Syracuse	NY	USA	13206
TB Wood’s Corporation	440 North Fifth Avenue	Chambersburg	PA	USA	17201
TB Wood’s Corporation	3181 Black Gap Road	Scotland	PA	USA	18407
Ameridrives International LLC	1802 Pittsburgh Avenue	Erie	PA	USA	16502
TB Wood’s Corporation	33 Houser Rd.	Fayetteville	PA	USA	17222
TB Wood’s Corporation	521 Airport Road	Chattanooga	TN	USA	37421
Warner Electric LLC	2800 Fisher Road	Wichita Falls	TX	USA	76302
TB Wood’s Corporation	2000 Clovis Barker Road	San Marcos	TX	USA	78666

Vehicle	Location	VIN
2006 CHEVROLET SILVERADO	Chambersburg, PA	3GCEK14T06G152780
1990 INTERNATIONAL BOX TRUCK	Chambersburg, PA	1HTSCNDM4LH287202
1985 FORD 4-WHEEL TRUCK	Chambersburg, PA	1FTEF26Y4FNA71159
1991 GMC SIERRA PICKUP	Chambersburg, PA	1GTDC14H7ME546656
2001 CHEVROLET IMPALA	Chambersburg, PA	2G1WF55EX19244569
1998 CHEVROLET PICKUP	Chambersburg, PA	1GCGK24R4WZ191682
2002 FORD TAURUS	Chambersburg, PA	1FAFP53U92A150581
1972 CHEVROLET DUMP TRUCK	Chambersburg, PA	CCE532V120791
2003 CHEVROLET SUBURBAN	Chambersburg, PA	3GNGK26G13G277286
2001 CHEVROLET IMPALA	San Marcos, TX	2G1WF52EX19197905
2000 FORD F350 TRUCK	San Marcos, TX	1FDWF36F2YED44039
2008 CHEVY PICKUP	Wichita Falls, TX	1GBJK39678E198702
2007 CHEVY PICKUP	Wichita Falls, TX	1GBJK39D87E120975
1995 DODGE PICKUP	Wichita Falls, TX	1B7KC26Z2SS315830
1999 FORD PICKUP	Warren, MI	1FTN20L4XEE76081
1993 FORD FF-350 PICKUP	New Hartford, CT	1FTHF36H1PNA98551
2002 INTERNATIONAL BOX TRUCK	New Hartford, CT	1HTMMAAM12H513455
1994 FORD F-350XL	South Beloit, IL	2FDKF37HXRCA58476
1998 DODGE DAKOTA PICKUP	South Beloit, IL	1B7FL26X4WS7649201
2002 PONTIAC MONTANA VAN	Syracuse, NY	1GMDV03E22D237445
2001 DODGE GRAND CARAVAN	Syracuse, NY	2B8GT54L81R105539
2000 GMC SIERRA PICKUP	Syracuse, NY	1GTGK24U8YE121391
1996 DODGE CARAVAN	Syracuse, NY	1B4GP44R6TB397360
2007 HYUNDAI ENTOURAGE	Syracuse, NY	KNDMC233376036654
2006 CHRYSLER PACIFICA	Syracuse, NY	2A4GM6836R606334
2000 DODGE DURANGO	Green Bay, WI	1B4HS28N7YF147026
1999 CHEVY C3500	Green Bay, WI	1GBJC34FOXF086353
1994 CHEVY PICKUP	Niagara Falls, NY	1GCCS1442R8231748
2004 FORD S350	San Marcos, TX	FDWF36P34EC00390
1996 FORD 250	Charlotte, NC	1FTHF25H8TLB93819
(b)	Properties Leased by the Grantors (Include Landlord’s Name):

Grantor/Lessee	Landlord	Street	City	State	Country	ZIP
Inertia Dynamics, LLC	Hitchcock Properties, LLC	31 Industrial Park Road	New Hartford	CT	USA	06057

Grantor/Lessee	Landlord	Street	City	State	Country	ZIP
Warner Electric LLC	Hendricks Development Group	420 Pershing Street	South Beloit	IL	USA	61080
Warner Electric LLC	Long Family Properties, LLC	960 Gardner Street	South Beloit	IL	USA	61080
Formsprag LLC	Nicholas Batistich	485 S. Frontage Road, Suite 330	Burr Ridge	IL	USA	60521
Warner Electric LLC	The Krenger CO.	6593 Revlon Drive	Belvidere	IL	USA	61008
Warner Electric LLC	Precision Realty Corporation	722 E. Swihart Street	Columbia City	IN	USA	46725
Altra Holdings, Inc.	Sun Life Assurance Company of Canada	300 Granite Street	Braintree	MA	USA	02184
Formsprag LLC	Ronald D. Fecteku	23554 Hoover Road	Warren	MI	USA	48089
Boston Gear LLC	John H.O. La Gatta	701 Carrier Drive	Charlotte	NC	USA	28216
TB Wood’s, Inc.	Prologis NA3 TRS II LLC	4970 Joule Street	Reno	NV	USA	83502
Nuttall Gear LLC	Wheatfield Business Park, LP.	2221 Niagara Falls Boulevard	Niagara Falls	NY	USA	14304
Ameridrives International LLC	Brian R. Keyes and Lisa Gladden-Keyes	31 N. Sugan Road, Suite 3D	New Hope	PA	USA	18938
Warner Electric LLC	Grapevine Realty, LLC	1705 Northwest Highway, Suite 125	Grapevine	TX	USA	76051
Boston Gear LLC	Caddo Investments LP	2000 North Central Expressway	Plano	TX	USA	75074
Ameridrives International LLC	Ronald B. Snider and Carol C. Snider	1411 FM 1101, Suite B	New Braunfels	TX	USA	78130
Warner Electric LLC	Waukesha East Commerce Center	1701 Pearl Street	Waukesha	WI	USA	53186
Ameridrives International LLC	R. A. Burton Properties, LLC	1680 Cornell Road	Green Bay	WI	USA	54313
TB Wood’s Enterprises, Inc.	Belflint + Lyons	1011 Centre Road, Suite 322	Wilmington	DE	USA	19805
(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

Grantor	Landlord	Purpose	Street	City	State	Country	ZIP
Ameridrives International LLC	Rockhill Machining Industries Inc.	Storage of raw materials, finished goods inventory, work in progress inventory, fixed assets and machinery	3 Fourth Street	Barberton	Ohio	USA	44203
Inertia Dynamics, LLC	Advanced DC Motors	Inventory storage	6500 New Venture Gear Drive	East Syracuse	New York	USA	13057
Kilian Manufacturing Corporation	Kilian Korea (not affiliated with Kilian Manufacturing Corporation or Alta Industrial Motion, Inc.)	Finished goods inventory consignment	660-2 Bokjung-Dong, SunjungGu, Sungnam-Si	Gyunggi Do	—	Republic of Korea	—

Grantor	Landlord	Purpose	Street	City	State	Country	ZIP
Kilian Manufacturing Corporation	Kilian Canada ULC	General	310 Judson Street	Etobicoke	Ontario	Canada	—
TB Wood’s, Inc.	International Distribution Corporation	Inventory storage	8530 Market Street	Houston	Texas	USA	77029
TB Wood’s, Inc.	Kaman Industrial	Inventory storage	1703 NE Argyle	Portland	OR	USA	97211
TB Wood’s, Inc.	Industrial Products Company	Inventory Business	126 Texas Ave. Bldg. 3	San Marcos	TX	USA	78666
TB Wood’s, Inc.	TB Wood’s Canada Ltd.	General	6305 Danville Rd. #1	Mississauga	ON	Canada	—
TB Wood’s, Inc.	Industrial Blaju S. A. de C.V.	General	Av. Comision Federal de Electricidad #850, Parque Industrial Millenium, 78395 San Luis Potosi	San Luis Potosi	—	Mexico	—
TB Wood’s, Inc.	Industrial Blaju S. A. de C.V.	General	Oriente 237 No. 171, Colonia Agricola Oriental, 08500	Mexico, D.F.	—	Mexico	—
TB Wood’s, Inc.	TB Wood’s Canada Ltd.	General	9779 45th Ave.	Edmonton	Alberta	Canada	—
TB Wood’s, Inc.	TB Wood’s Canada Ltd.	General	1073 Begin St. Ville St. Laurent	Ville St. Laurent, Montreal	Quebec	Canada	—
Kilian Manufacturing Corporation	Iron Mountain	Document retention	6667 Deere Rd.	East Syracuse	NY	USA	13057
Kilian Manufacturing Corporation	Empire Archives	Document retention	1300 South Salina St.	Syracuse	NY	USA	13202
Formsprag LLC	Chicago Aluminum Castings Co. Inc.	Inventory and equipment storage	2647 West Ogden Ave.	Chicago	IL	USA	60606
Formsprag LLC	Master Machine & Repair	Inventory and equipment storage	6648 S. Narragonsette	Bedford Park	IL	USA	60638
Formsprag LLC	Industrial Boring	Inventory and equipment storage	23175 Blackstone	Warren	MI	USA	48089
Formsprag LLC	North Tool & Mfg. Co.	Inventory and equipment storage	17140 E. 10 Mile Rd.	Eastpointe	MI	USA	46021
Formsprag LLC	ARC Services of Macomb	Inventory and equipment storage	40450 Gratiot	Clinton Twp	MI	USA	48036
Formsprag LLC	D & D Machine Movers	Inventory and equipment storage	29469 Groesbeck Highway	Roseville	MI	USA	48066
Formsprag LLC	Gollnick Tool Company	Inventory and equipment storage	24300 Marmon	Warrren	MI	USA	18313

Grantor	Landlord	Purpose	Street	City	State	Country	ZIP
Formsprag LLC	Iron Mountain	Document retention	24300 Wahl Ct.	Warren	MI	USA	48089
Formsprag LLC	Iron Mountain	Document retention	7277 North Haggerty Road	Canton	MI	USA	48187
Formsprag LLC	Boston Gear – Canada Warehouse	Inventory and equipment storage	6305 Danville Rd. #1	Mississauga	ON	Canada	—

EXHIBIT B
(See Section 3.5 of Security Agreement)
DEPOSIT ACCOUNTS

			Check here if	Description of
			Deposit Account is	Deposit Account
			a Collection	if not a Collection
Name of Grantor	Name of Institution	Account Number	Account	Account
See attached consolidated bank account listing.
LOCK BOXES

Name of Grantor	Name of Institution	Lock Box Number
See attached consolidated bank account listing.
SECURITIES ACCOUNTS

Name of Grantor	Name of Institution	Account Number
Altra Industrial Motion, Inc.	[*]	[*]
Altra Holdings, Inc.	[*]	[*]
Altra Holdings, Inc.	[*]	[*]

Bank Account Data Collection

Location:	[*]
Submitted by:	[*]
Phone #:	[*]
Email:	[*]
Global Bank Account Information

Interest
			Bearing (Y			Maximum
Bank	Company Name	Account Type	or N)	Currency	Annual Fees	Amt. Held	Purpose

[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]
Authorized Signers:
Carl Christenson
Christian Storch
Todd Patriacca

Bank Account Data Collection

Location:	[*]
Submitted by:	[*]
Phone #:	[*]
Email:	[*]

Interest
		Bearing (Y			Maximum
Bank	Account Type	or N)	Currency	Annual Fees	Amt. Held	Purpose

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
Bill Duff
Todd Menickelli

EXHIBIT C-1
(See Section 3.7 of Security Agreement)
LETTER OF CREDIT RIGHTS
None.
CHATTEL PAPER
None.
EXHIBIT C-2
(See definition of Commercial Tort Claims)
EXISTING COMMERCIAL TORT CLAIMS
None.

EXHIBIT D
(See Section 3.10 and 3.11 of Security Agreement)
INTELLECTUAL PROPERTY RIGHTS
PATENTS

Name of Grantor	Patent Description	Patent Number	Issue Date
See attached Consolidated Patent List
PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
See attached Consolidated Patent List
TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number
See attached Consolidated Trademark List
TRADEMARK APPLICATIONS

Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
See attached Consolidated Trademark List
COPYRIGHTS

Name of Grantor	Copyright	Registration Date	Registration Number
None
COPYRIGHT APPLICATIONS

Name of Grantor	Copyright Application	Application Filing Date	Application Serial Number
None

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent	Canada	Warner Electric Technology Inc.	IMPROVED BI-DIRECTIONAL BACK STOPPING CLUTCH	2024208	07/03/2001	2024208	08/29/1990	Active
Patent	Canada	Warner Electric Technology Inc.	ELECTROMAGNETIC COUPLING DISC AND METHOD OF MAKING THE DISC	1315218	3/30/1993	614020	9/28/1989	Active
Patent	Europe	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0552011	3/26/1997	93300169.5	1/12/1993	Active
Patent	Europe	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	EP1171721	05/03/2006	09109241.0	02/14/2001	Active
Patent	Europe	Warner Electric Technology Inc.	CLUTCH WITH SPACER FOR SUPPORTING A BEARING	EP0604190	9/3/1997	93310365.7	12/21/1993	Active
Patent	Europe	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	EP0637022	5/29/1996	92309229.0	10/9/1992	Active
Patent	Europe	Warner Electric Technology Inc.	ELECTROMAGNETIC FRICTION BRAKEWITH IMPROVED MOUNTING PINS	EP0434272	7/20/1994	90313378	12/10/1990	Active
Patent	Europe	Warner Electric Technology Inc.	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	EP0645550	03/29/1995	94306356.0	8/30/1994	Active
Patent	Europe	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	EP’0953784	9/22/2004	99303330.7	4/28/99	Active
Patent	Europe	Warner Electric Technology Inc.	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	EP0521640	1/18/1995	92305695.6	6/22/1992	Active
Patent	Europe	Warner Electric Technology Inc.	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	EP0867630	10/16/2002	98302223.7	03/24/1998	Active
Patent	Europe	Warner Electric Technology Inc.	ROTOR FOR ELECTROMAGNETIC COUPLING	EP0614023	5/21/1997	94301526.3	3/3/1994	Active
Patent	Europe	Warner Electric Technology Inc.	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0614022	12/11/1996	94301484.5	3/2/1994	Active
Patent	Europe	Warner Electric Technology Inc.	UNIDRIVE ARMATURE HUB	EP0643236	3/15/1995	94306652.2	9/9/1994	Active
Patent	Europe	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP00713026	3/28/2001	95203457.7	1/12/1993	Active
Patent	Europe	Warner Electric Technology Inc.	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	EP0602889	6/22/1994	93309865.9	12/9/1993	Active
Patent	Europe	Warner Electric Technology LLC	Rotational Coupling Device	EP1893884	11/25/2009	06770520.2	1/10/2008	Active
Patent	France	Warner Electric Technology LLC	Rotational Coupling Device	EP1893884	11/25/2009	06770520.2	1/10/2008	Active
Patent	France	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	EP1171721	05/03/2006	09109241.0	02/14/2001	Active
Patent	France	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0552011	3/26/1997	93300169.5	1/12/1993	Active
Patent	France	Warner Electric Technology Inc.	CLUTCH BRAKE ASSEMBLY	2727485	07/17/1998	9514181	011/30/1995	Active
Patent	France	Warner Electric Technology Inc.	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	EP0645550	3/29/1995	94306356.0	8/30/1994	Active
Patent	France	Warner Electric Technology Inc.	CLUTCH WITH SPACER FOR SUPPORTING A BEARING	EP0604190	9/3/1997	93310365.7	12/21/1993	Active
Patent	France	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	EP0637022	5/29/1996	92309229.0	10/9/1992	Active
Patent	France	Warner Electric Technology Inc.	ELECTROMAGNETIC COUPLING DISCS AND METHOD OF MAKING THE SAME.	9106536	1/20/1995	9106536	5/30/1991	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent	France	Warner Electric Technology Inc.	ELECTROMAGNETIC FRICTION BRAKEWITH IMPROVED MOUNTING PINS	EP0434272	7/20/1994	90313378	12/10/1990	Active
Patent	France	Warner Electric Technology Inc.	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	EP0521640	1/18/1995	92305695.6	6/22/1992	Active
Patent	France	Warner Electric Technology Inc.	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	EP0867630	10/16/2002	98302223.7	03/24/1998	Active
Patent	France	Warner Electric Technology Inc.	ROTOR FOR ELECTROMAGNETIC COUPLING	EP0614023	5/21/1997	94301526.3	3/3/1994	Active
Patent	France	Warner Electric Technology Inc.	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	9902452	12/22/2000	9902452	2/26/1999	Active
Patent	France	Warner Electric Technology Inc.	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0614022	12/11/1996	94301484.5	3/2/1994	Active
Patent	France	Warner Electric Technology Inc.	UNIDAMP ARMATURE	9103732	2/10/1995	9103732	3/27/1991	Active
Patent	France	Warner Electric Technology Inc.	UNIDRIVE ARMATURE HUB	EP0643236	3/15/1995	94306652.2	9/9/1994	Active
patent	France	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	EP’0953784	9/22/2004	99303330.7	4/28/1999	Active
Patent	France	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP00713026	3/28/2001	95203457.7	1/12/1993	Active
Patent	France	Warner Electric Technology Inc.	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	EP0602889	6/22/1994	93309865.9	12/9/1993	Active
Patent	Germany	Warner Electric Technology LLC	Rotational Coupling Device	EP1893884	11/25/2009	06770520.2	1/10/2008	Active
Patent	Germany	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	EP1171721	05/03/2006	09109241.0	02/14/2001	Active
Patent	Germany	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0552011	3/26/1997	93300169.5	1/12/1993	Active
Patent	Germany	Warner Electric Technology Inc.	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	EP0645550	3/29/1995	94306356.0	8/30/1994	Active
Patent	Germany	Warner Electric Technology Inc.	CLUTCH WITH SPACER FOR SUPPORTING A BEARING	EP0604190	9/3/1997	93310365.7	12/21/1993	Active
Patent	Germany	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	EP0637022	5/29/1996	69211088.7	10/9/1992	Active
Patent	Germany	Warner Electric Technology Inc.	ELECTROMAGNETIC COUPLING DISCS AND METHOD OF MAKING THE SAME	G9106611.5	10/24/1991	G9106611.5	5/29/1991	Active
Patent	Germany	Warner Electric Technology Inc.	ELECTROMAGNETIC FRICTION BRAKEWITH IMPROVED MOUNTING PINS	EP0434272	7/20/1994	90313378.3	12/10/1990	Active
Patent	Germany	Warner Electric Technology Inc.	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	EP0521640	1/18/1995	69201221.4	6/22/1992	Active
Patent	Germany	Warner Electric Technology Inc.	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	EP0867630	10/16/2002	98302223.7	03/14/1998	Active
Patent	Germany	Warner Electric Technology Inc.	ROTOR FOR ELECTROMAGNETIC COUPLING	EP0614023	5/21/1997	94301526.3	3/3/1994	Active
Patent	Germany	Warner Electric Technology Inc.	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0614022	12/11/1996	69401077.4	3/2/1994	Active
Patent	Germany	Warner Electric Technology Inc.	UNIDAMP ARMATURE	P4108975.8-12	01/30/2003	P4108975.8	03/19/1991	Active
Patent	Germany	Warner Electric Technology Inc.	UNIDRIVE ARMATURE HUB	EP0643236	3/15/1995	94306652.2	9/9/1994	Active
Patent	Germany	Warner Electric Technology Inc.	ELECTROMAGNETIC COUPLING DISCS AND METHOD OF MAKING THE SAME	4,117,614	3/3/2005	P4117614.6	5/29/1991	Active
Patent	Germany	Warner Electric Technology Inc.	UNIDAMP ARMATURE	G9103369.1	8/1/1991	G9103369.1	3/19/1991	Active
patent	Germany	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	EP’0953784	9/22/2004	99303330.7	4/28/1999	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent	Germany	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP00713026	3/28/2001	95203457.7	1/12/1993	Active
Patent	Germany	Warner Electric Technology Inc.	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	EP0602889	6/22/1994	93309865.9	12/9/1993	Active
Patent	Israel	Warner Electric Technology Inc.	ANTI-SLIP INESERT FOR A BACKSTOPPING CLUTCH	152,385	08/05/2009	152385	10/20/2002	Active
Patent	Israel	Warner Electric Technology Inc.	IMPROVED BI-DIRECTIONAL BACK STOPPING CLUTCH	95688	11/19/1992	95688	9/14/1990	Active
Patent	Israel	Warner Electric Technology Inc.	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	107584	11/12/1993	107584	11/12/1993	Active
Patent	Italy	Warner Electric Technology LLC	Rotational Coupling Device	EP1893884	11/25/2009	06770520.2	1/10/2008	Active
Patent	Italy	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	EP0637022	5/29/1996	92309229.0	10/9/1992	Active
Patent	Italy	Warner Electric Technology Inc.	ELECTROMAGNETIC FRICTION BRAKEWITH IMPROVED MOUNTING PINS	EP0434272	7/20/1994	90313378	12/10/1990	Active
Patent	Italy	Warner Electric Technology Inc.	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	EP0867630	10/16/2002	98302223.7	03/24/1998	Active
patent	Italy	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	EP’0953784	9/22/2004	99303330.7	4/28/1999	Active
Patent	Italy	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0552011	3/26/1997	93300169.5	1/12/1993	Active
Patent	Italy	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP00713026	3/28/2001	95203457.7	1/12/1993	Active
Patent	Italy	Warner Electric Technology Inc.	UNIDAMP ARMATURE	1,244,554	7/15/1994	RM91A000202	3/27/1991	Active
Patent	Italy	Warner Electric Technology Inc.	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	EP0602889	6/22/1994	93309865.9	12/9/1993	Active
Patent	Japan	Warner Electric Technology Inc.	CLUTCH BRAKE ASSEMBLY	3,723,872	09/30/2005	329,410/95	11/27/1995	Active
Patent	Japan	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	3,507,954	1/9/2004	288,154/92	10/05/1992	Active
Patent	Japan	Warner Electric Technology Inc.	ELECTROMAGNETIC COUPLING DISC AND METHOD OF MAKING THE DISC	2761413	3/20/1998	275764/89	10/23/1989	Active
Patent	Japan	Warner Electric Technology Inc.	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	3,966,368	08/29/2007	227,370/94	08/30/1994	Active
Patent	Japan	Warner Electric Technology Inc.	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	3316595	06/14/2002	191,371/92	06/26/1992	Active
Patent	Japan	Warner Electric Technology Inc.	ELECTROMAGNETIC SYNCHRONIZING AND SHIFTING CLUTCH — ESS	3,433,269	5/30/2003	343,834/91	10/28/1991	Active
Patent	Japan	Warner Electric Technology Inc.	UNIDAMP ARMATURE	3074398	06/09/2000	133666/91	03/28/1991	Active
Patent	Japan	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	3,820,554	6/30/2006	2004-14,295	1/22/2004	Active
Patent	Japan	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	3,538,848	4/2/2004	19425/93	1/13/1993	Active
Patent	Malaysia	Warner Electric Technology LLC	ANTI-SLIP INESERT FOR A BACKSTOPPING CLUTCH	MY-117,623-A	7/31/2004	P120011880	04/20/2001	Active
Patent	Mexico	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	232,309	11/23./2005	PA/a/2001/010462	10/16/2001	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent	Mexico	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	238,848	07/24/2006	PA/A/2005/007753	7/21/2005	Active
Patent	Singapore	Warner Electric Technology Inc.	ANTI-SLIP INESERT FOR A BACKSTOPPING CLUTCH	92,564	02/28/2005	200206523-3	04/19/2001	Active
Patent	Singapore	Warner Electric Technology Inc.	FORMLOCK SHOES WITH FLATS	52,991	04/30/2004	9702069-7	06/27/1997	Active
Patent	Singapore	Warner Electric Technology Inc.	Liquid Cooled Brake assembley	141,736	8/31/2009	200802767-4	4/11/2008	Active
Patent	South Korea	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	828,851	05/02/2008	7013844/2001	10/29/2001	Active
Patent	South Korea	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	232799	9/8/1999	18665/1992	10/10/1992	Active
Patent	South Korea	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	530,579	11/16/2005	15334/1999	4/29/1999	Active
Patent	South Korea	Warner Electric Technology Inc.	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	519,028	09/27/2005	6203/1999	2/25/1999	Active
Patent	South Korea	Warner Electric Technology Inc.	SUPPORTING HUB FOR CLUTCH AND PUMP ASSEMBLY	323,800	1/25/2002	23609	11/8/1993	Active
Patent	South Korea	Warner Electric Technology Inc.	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	215,247	5/21/1999	11273/1992	6/26/1992	Active
Patent	South Korea	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	855153	08/22/2008	7024365/2007	10/23/2007	Active
Patent	Spain	Warner Electric Technology LLC	Rotational Coupling Device	EP1893884	11/25/2009	06770520.2	1/10/2008	Active
Patent	Spain	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	EP’0953784	9/22/2004	99303330.7	4/28/1999	Active
Patent	Taiwan	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	NI61152	6/23/1993	81105630	7/16/1992	Active
Patent	Turkey	Warner Electric Technology Inc.	ANTI-SLIP INESERT FOR A BACKSTOPPING CLUTCH	TR2002 02428B	7/21/2003	02/2428	10/24/2002	Active
Patent	United Kingdom	Warner Electric Technology LLC	Rotational Coupling Device	EP1893884	11/25/2009	06770520.2	1/10/2008	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	EP1171721	05/03/2006	09109241.0	02/14/2001	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0552011	3/26/1997	93300169.5	1/12/1993	Active
Patent	United Kingdom	Warner Electric Technology Inc.	CLUTCH BRAKE ASSEMBLY	2,295,656	08/12/1998	9524410.9	11/29/1995	Active
Patent	United Kingdom	Warner Electric Technology Inc.	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	EP0645550	3/29/1995	94306356.0	8/30/1994	Active
Patent	United Kingdom	Warner Electric Technology Inc.	CLUTCH WITH SPACER FOR SUPPORTING A BEARING	EP0604190	9/3/1997	93310365.7	12/21/1993	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	EP0637022	5/29/1996	92309229.0	10/9/1992	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ELECTROMAGNETIC COUPLING DISCS AND METHOD OF MAKING THE SAME	2244529	2/2/1994	9111037.9	5/22/1991	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ELECTROMAGNETIC FRICTION BRAKEWITH IMPROVED MOUNTING PINS	EP0434272	7/20/1994	90313378	12/10/1990	Active
Patent	United Kingdom	Warner Electric Technology Inc.	IMPROVED BI-DIRECTIONAL BACK STOPPING CLUTCH	2,237,855	1/12/1994	9021038.6	9/27/1990	Active
Patent	United Kingdom	Warner Electric Technology Inc.	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	EP0521640	1/18/1995	92305695.6	6/22/1992	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent	United Kingdom	Warner Electric Technology Inc.	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	EP0867630	10/16/2002	98302223.7	03/24/1998	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ROTOR FOR ELECTROMAGNETIC COUPLING	EP0614023	5/21/1997	94301526.3	3/3/1994	Active
Patent	United Kingdom	Warner Electric Technology Inc.	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	2,339,861	07/24/2002	9904390.3	2/25/1999	Active
Patent	United Kingdom	Warner Electric Technology Inc.	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0614022	12/11/1996	94301484.5	3/2/1994	Active
Patent	United Kingdom	Warner Electric Technology Inc.	UNIDAMP ARMATURE	2243195	3/30/1994	9106125.9	3/22/1991	Active
Patent	United Kingdom	Warner Electric Technology Inc.	UNIDRIVE ARMATURE HUB	EP0643236	3/15/1995	94306652.2	9/9/1994	Active
Patent	United Kingdom	Warner Electric Technology Inc.	MAG STOP CLUTCH WITH CENTER POLE	EP’0953784	9/22/2004	99303330.7	4/28/1999	Active
Patent	United Kingdom	Warner Electric Technology Inc.	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	EP0713026	3/28/2001	95203457.7	1/12/1993	Active
Patent	United Kingdom	Warner Electric Technology Inc.	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	EP0602889	6/22/1994	93309865.9	12/9/1993	Active
Patent Appl.	Australia	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			2008214106	8/13/2009	Pending
Patent Appl.	Australia	Warner Electric Technology LLC	“Safety Control for Release of Backstopping Clutch”			2009202888	07/17/2009	Pending
Patent Appl.	Australia	Warner Electric Technology LLC	Torque Arm Assembly for a Backstopping Clutch			2008247581	11/5/2009	Pending
Patent Appl.	Brazil	Warner Electric Technology LLC	Liquid Cooled Brake assembley			PI 0618103-1	4/30/2008	Pending
Patent Appl.	Brazil	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			PI 0611804-0	4/30/2008	Pending
Patent Appl.	Canada	Warner Electric Technology LLC	Improved Drive Assenmly with lightweight backstop clutch			2597653	08/10/2007	Pending
Patent Appl.	Canada	Warner Electric Technology LLC	Automatically released bi-directional overunning clutch			2640240	7/24/2008	Pending
Patent Appl.	Chili	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			301-08	01/31/2008	Pending
Patent Appl.	China	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			200880003823.2	07/31/2009	Pending
Patent Appl.	China	Warner Electric Technology LLC	[*]			[*]	[*]	[*]
Patent Appl.	Europe	Warner Electric Technology LLC	Rotational Coupling Device			06760061.9	1/10/2008	Pending
Patent Appl.	Europe	Warner Electric Technology LLC	Rotational Coupling Device			06760062.7	1/10/2008	Pending
Patent Appl.	Europe	Warner Electric Technology Inc.	Liquid Cooled Brake assembley			06817212.1	4/24/2008	Pending
Patent Appl.	Europe	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			06817231.1	4/24/2008	Pending
Patent Appl.	Europe	Warner Electric Technology LLC	Automatically released bi-directional overunning clutch			07762680.2	7/15/2008	Pending
Patent Appl.	Europe	Warner Electric Technology LLC	Rotational Coupling Device			07754729.7	9/29/2008	Pending
Patent Appl.	Europe	Warner Electric Technology LLC	OVERRUNNING CLUTCH			07783919.9	11/20/2008	Pending
Patent Appl.	Europe	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			08714083.6.	07/28/2009	Pending
Patent Appl.	Germany	Warner Electric Technology Inc.	CLUTCH BRAKE ASSEMBLY			19544321.7	11/28/1995	Pending
Patent Appl.	Germany	Warner Electric Technology Inc.	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING			19908439.4	2/26/1999	Pending
Patent Appl.	India	Warner Electric Technology Inc.	Liquid Cooled Brake assembley			2125/CHENP/2008	4/29/2008	Pending

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent Appl.	India	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			2692/CHENP/2008	5/29/2008	Pending
Patent Appl.	Japan	Warner Electric Technology Inc.	ARMATURE FOR SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING			2001-563,800	10/29/2001	Pending
Patent Appl.	Japan	Warner Electric Technology Inc.	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING			54761/94	3/2/1994	Pending
Patent Appl.	Japan	Warner Electric Technology LLC	Rotational Coupling Device			2008-515719	12/3/2007	Pending
Patent Appl.	Japan	Warner Electric Technology LLC	Rotational Coupling Device			2008-515720	12/3/2007	Pending
Patent Appl.	Japan	Warner Electric Technology LLC	Rotational Coupling Device			TBD	9/29/2008	Pending
Patent Appl.	Japan	Warner Electric Technology LLC	Rotational Coupling Device			2008-515721	12/3/2007	Pending
Patent Appl.	Japan	Warner Electric Technology LLC	Rotational Coupling Device			2009-504258	9/29/2008	Pending
Patent Appl.	Japan	Warner Electric Technology LLC	OVERRUNNING CLUTCH			2009-511247	11/18/2008	Pending
Patent Appl.	Japan	???	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING			50,440/99	02/26/1999	Pending
Patent Appl.	Mexico	Warner Electric Technology LLC	Rotational Coupling Device			MX/a/2007/014993	11/28/2007	Pending
Patent Appl.	Mexico	Warner Electric Technology LLC	Rotational Coupling Device			MX/a/2007/014992	11/28/2007	Pending
Patent Appl.	Mexico	Warner Electric Technology LLC	Rotational Coupling Device			MX/a/2007/014996	11/28/2007	Pending
Patent Appl.	Mexico	Warner Electric Technology Inc.	Liquid Cooled Brake assembley			MX/a/2008/005291	4/23/2008	Pending
Patent Appl.	Mexico	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			MX/a/2008/005290	4/23/2008	Pending
Patent Appl.	PCT	Warner Electric Technology LLC	Sparag Retainer for OVERRUNNING CLUTCH			PCT/US2008/079310	10/09/2008	Pending
Patent Appl.	PCT	Warner Electric Technology LLC	Rotational Coupling Device With Sealed Key			PCT/US09/044679	5/20/2009	Pending
Patent Appl.	PCT	Warner Electric Technology LLC	[*]			[*]	[*]	[*]
Patent Appl.	Russia	Warner Electric Technology LLC	Liquid Cooled Brake assembley			2008121805	5/30/2008	Pending
Patent Appl.	Russia	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			2008121806	5/30/2008	Pending
Patent Appl.	Singapore	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			200802768-2.	4/11/2008	Pending
Patent Appl.	Singapore	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			200904860-4.	07/17/2009	Pending
Patent Appl.	South Africa	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			2009/05050	7/20/2009	Pending
Patent Appl.	South Korea	Warner Electric Technology LLC	Rotational Coupling Device			10-2008-7000645	1/9/2008	Pending

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent Appl.	South Korea	Warner Electric Technology LLC	Rotational Coupling Device			10-2008-7000650	1/9/2008	Pending
Patent Appl.	South Korea	Warner Electric Technology LLC	Rotational Coupling Device			10-2008-7000647	1/9/2008	Pending
Patent Appl.	South Korea	Warner Electric Technology LLC	Rotational Coupling Device			10-2008-7023303	9/24/2008	Pending
Patent Appl.	Taiwan	Warner Electric Technology LLC	Automatically released bi-directional overunning clutch			096102358	1/22/2007	Pending
Patent	USA	Inertia Dynamics, LLC	Electromagnetic disc brake with rubber friction disk braking surface	6161659	12/19/2000	09/167006	09/29/1998	Active
Patent	USA	Inertia Dynamics, LLC	Clutch system and method	6488133	12/3/2002	09/528690	03/20/2000	Active
Patent	USA	Inertia Dynamics, LLC	Elevator brake assembly	6675939	01/13/2004	09/773722	01/31/2001	Active
Patent	USA	Warner Electric Technology LLC	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	5,150,779	9/29/1992	07/820344	1/14/1992	Active
Patent	USA	Inertia Dynamics, LLC	Power-off brake with manual release	5915507	06/29/1999	08/932904	09/17/1997	Active
Patent	USA	Inertia Dynamics, LLC	Electric clutch and brake	6047805	04/11/2000	08/937816	09/29/1997	Active
Patent	USA	Inertia Dynamics, LLC	Electro-mechanical variable speed clutch	5979630	11/9/1999	08/938862	09/26/1997	Active
Patent	USA	Warner Electric Technology LLC	UNIDAMP ARMATURE	5,036,964	8/6/1991	07/500,466	3/28/1990	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC COUPLING DISCS AND METHOD OF MAKING THE SAME.	5,096,036	3/17/1992	07/531,465	5/31/1990	Active
Patent	USA	Warner Electric Technology LLC	APPARATUS FOR RESISTANCE BONDING ELECTROMAGNETIC COILS	5,091,619	2/25/1992	07/543,706	6/26/1990	Active
Patent	USA	Warner Electric Technology LLC	FIELD ASSEMBLY FOR AN ELECTROMAGNET	5,250,921	10/5/1993	07/600,199	10/19/1990	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC SYNCHRONIZING AND SHIFTING CLUTCH — ESS	5,052,534	10/1/1991	07/605,517	10/30/1990	Active
Patent	USA	Warner Electric Technology LLC	LOW COST SPRAG RETAINER	5,070,976	12/10/1991	07/634,903	12/27/1990	Active
Patent	USA	Warner Electric Technology LLC	DIGITAL CONTROL SYSTEM FOR ELECTROMAGNETIC CLUTCH	5,094,332	3/10/1992	07/664,075	12/31/1990	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC COUPLING ARMATURE ASSEMBLY WITH FLUX ISOLATOR SPRINGS	5,119,915	6/9/1992	07/700,439	5/15/1991	Active
Patent	USA	Warner Electric Technology LLC	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	5,125,255	6/30/1992	07/721,972	6/27/1991	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	5,119,918	6/9/1992	07/774,92	10/11/1991	Active
Patent	USA	Ameridrives International, LLC	Driveshaft with slip joint seal	5,230,658	07/27/1993	07/864,307	04/06/1992	Active
Patent	USA	TB Woods Enterprises, Inc.	Shaft Mountable Bushing and Hub for Industrail poer transmission	5304101	4/19/1994	07/919223	7/27/1992	Active
Patent	USA	Warner Electric Technology LLC	SPLIT TUBE HAVING RETAINABLE ENDS	5,280,829	1/25/1994	07/931,638	8/18/1992	Active
Patent	USA	Warner Electric Technology LLC	SUPPORTING HUB FOR CLUTCH AND PUMP ASSEMBLY	5,310,034	5/10/1994	07/973,291	11/9/1992	Active
Patent	USA	Warner Electric Technology LLC	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	5,337,869	8/16/1994	07/991,021	12/15/1992	Active
Patent	USA	Warner Electric Technology LLC	CLUTCH WITH SPACER FOR SUPPORTING A BEARING	5,285,882	2/15/1994	07/996,122	12/23/1992	Active
Patent	USA	Warner Electric Technology LLC	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	5,372,228	12/13/1994	08/026,499	3/4/1993	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent	USA	Warner Electric Technology LLC	ROTOR FOR ELECTROMAGNETIC COUPLING	5,305,865	4/26/1994	08/026,995	3/5/1993	Active
Patent	USA	Warner Electric Technology LLC	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	5,445,259	8/29/1995	08/114,320	8/30/1993	Active
Patent	USA	Warner Electric Technology LLC	UNIDRIVE ARMATURE HUB	5,370,209	12/6/1994	08/119,729	9/10/1993	Active
Patent	USA	Warner Electric Technology LLC	CLUTCH BRAKE ASSEMBLY	5,549,186	8/27/1996	08/346,622	11/30/1994	Active
Patent	USA	TB Woods Enterprises, Inc.	Flexible Coupling with End Stress Relief Structure	5611732	3/18/1997	08/512,137	8/7/1995	Active
Patent	USA	Warner Electric Technology LLC	METHOD OF MANUFACTURING A COMPONENT FOR AN ELECTROMAGNETIC FRICTION CLUTCHASSEMBLY	5,708,955	1/13/1998	08/558,906	11/16/1995	Active
Patent	USA	Ameridrives International, LLC	Driveshaft with sealed slip joint seal	5,655,968	08/12/1997	08/646,202	05/07/1996	Active
Patent	USA	Warner Electric Technology LLC	FORMLOCK SHOES WITH FLATS	5,865,284	2/2/1999	08/666,068	6/21/1996	Active
Patent	USA	Warner Electric Technology LLC	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	5,920,981	7/13/1999	08/823,990	3/25/1997	Active
Patent	USA	Warner Electric Technology LLC	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	6,194,803	2/27/2001	09/032,572	2/27/1998	Active
Patent	USA	Warner Electric Technology LLC	MAG STOP CLUTCH WITH CENTER POLE	5,971,121	10/26/1999	09/070,068	4/30/1998	Active
Patent	USA	Warner Electric Technology LLC	ARMATURE FOR A SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	6,364,084	4/2/2002	09/515779	2/29/2000	Active
Patent	USA	Warner Electric Technology LLC	ANTI-SLIP INESERT FOR A BACKSTOPPING CLUTCH	6,257,388	7/10/2001	09/556510	4/24/2000	Active
Patent	USA	Warner Electric Technology LLC	METHOD FOR MAKING AN ARMATURTE ASSEMBLEY	6,591,477	7/7/2003	09/684,117	10/06/2000	Active
Patent	USA	Dana Corporation	ARMATURE FOR A SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	6,557,236	05/06/2003	10/027,095	12/20/2001	Active
Patent	USA	Warner Electric LLC	Electromechanical screw drive actuator	6,927,513	8/9/2005	10/609,883	6/30/2003	Active
Patent	USA	Warner Electric Technology LLC	IMPROVED DRIVE ASSEMBLY WITH LIGHTWEIGHT BACKSTOPPPING CLUTCH	7,261,196	08/28/2007	11/064, 611	02/24/05	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device			11/150670	6/10/2005	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device	7,493,996	2/24/2009	11/150671	6/10/2005	Active
Patent	USA	TB Woods Enterprises, Inc.	Flexible Coupling Device	7,390,265	6/24/2008	11/256,463	10/21/2005	Active
Patent	USA	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET	7,374,027	5/20/2008	11/263,394	10/31/2005	Active
Patent	USA	Warner Electric Technology LLC	Liquid Cooled Brake assembley	7,591,349	9/22/2009	11/263,399	10/31/2005	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device	7,527,134	5/5/2009	11/278,448	4/3/2006	Active
Patent	USA	Warner Electric Technology LLC	Automatically released bi-directional overunning clutch	7,389,863	6/24/2008	11/341,763	01/27/2006	Active
Patent	USA	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)			11/670,698	2/2/2007	Active
Patent	USA	Warner Electric Technology LLC	Torque Arm Assembly for a Backstopping Clutch			11/743,894	5/3/2007	Active
Patent	USA	Warner Electric Technology LLC	Overrunning Clutch			11/750,733	5/18/2007	Active
Patent	USA	Warner Electric Technology LLC	Sparag Retainer for OVERRUNNING CLUTCH			11/871,542	10/12/2007	Active
Patent	USA	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET			12/016,504	1/18/2008	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device			12/048,638	3/14/2008	Active
Patent	USA	Warner Electric Technology LLC	DUAL ACTUATOR FRICTION BRAKE ASSEMBLY	7,556,128	7/7/2009	11/263,395	10/31/2005	Active
Patent Appl.	USA	Warner Electric Technology LLC	“Dual Actuator Friction Brake Assembly”			12/364,116	2/2/2009	Pending
Patent Appl.	USA	Warner Electric Technology LLC	Rotational Coupling Device			11/150027	6/10/2005	Pending
Patent Appl.	USA	Kilian Manufacturing Corporation	Bearing assembly for a steering assembly	7,637,667	12/29/2009	11/773,715	7/5/2007	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status

Patent Appl.	USA	Warner Electric Technology LLC	Rotational Coupling Device With Sealed Key			12/124,699	5/21/2008	Pending
Patent Appl.	USA	Warner Electric Technology LLC	“Safety Control for Release of Backstopping Clutch”			12/175,995	07/18/2008	Pending
Patent Appl.	USA	Warner Electric Technology LLC	[*]			[*]	[*]	[*]
Patent Appl.	USA	Warner Electric Technology LLC	[*]			[*]	[*]	[*]
NOTES:
Warner Electric Technology, Inc.
A number of patents and trademarks owned by Warner Electric Technology LLC remain in the former name (Warner Electric Technology, Inc.) of the company on the records of various foreign patent and trademark offices. Efforts to record the change in name are in progress with respect to some of the patents and trademarks. For others, a conscious decision was made to hold off on recordation pending some other action relating to the property (e.g., the next renewal of a trademark registration). For yet others, a decision was made not to record the change in name in view of a decision to allow various registrations or patents to lapse).

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	Argentina	Warner Electric Technology Inc.	WICIHITA & Desgn (stylized)	1,970,585	02/16/2004	2472032	10/29/2003	Active
TM	Argentina	TB Woods Enterprises, Inc.	Dura-Flex	1,783,301	3/27/2000	2,066,443	1/23/1997	Active
TM	Australia	Boston Gear LLC	BOSTON GEAR	522543	11/6/1989		11/06/1989	Active
TM	Australia	Warner Electric Technology Inc.	MISTRAL	564784	06/29/1993	564784	10/03/1991	Active
TM	Australia	Warner Electric Technology Inc.	WICHITA	640944	08/05/1996	640944	09/16/1994	Active
TM	Australia	Warner Electric Technology LLC	WARNER LINEAR	1,125,414	7/21/2006	1125414	7/21/2006	Active
TM	Australia	Altra Industrial Motion, Inc.	A&Design	1185473	07/03/2007	1185473	07/03/2007	Active
TM	Australia	TB Woods Enterprises, Inc.	Sure-Flex & Design (stylized)	B375,472	5/13/1982	B375,472	5/13/1982	Active
TM	Austria	Warner Electric Technology LLC	WARNER	36391	04/13/1957	AM 2025/56	10/24/1956	Active
TM	Austria	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	50589	07/19/1963	AM 760/63	03/26/1963	Active
TM	Benelux	Warner Electric Technology LLC	FORMSPRAG	15729	01/21/1971	248	01/21/1971	Active
TM	Benelux	Warner Electric Technology LLC	MISTRAL	508812	10/21/1991	770814		Active
TM	Benelux	Warner Electric Technology LLC	WARNER	42990	01/12/1972	6207	06/15/1971	Active
TM	Benelux	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	44210	06/28/1971	6777	06/28/1971	Active
TM	Benelux	Warner Electric Technology LLC	WICHITA	62029	09/20/1971	12065	09/20/1971	Active
TM	Benelux	TB Woods Enterprises, Inc.	Sure-Flex	0316801	10/20/1972	0316801	10/20/1972	Active
TM	Brazil	Warner Electric Technology Inc.	FORMSPRAG	770219144	04/20/1982	X	08/12/1997	Active
TM	Brazil	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	007069901	02/25/1980	9738/M-72	06/14/1972	Active
TM	Brazil	Warner Electric Technology LLC	WICHITA	006788939	10/10/1978	21912	08/12/1971	Active
TM	Brazil	TB Woods Inc.	Sure-Flex	810,942,631	3/19/1985	810,942,631	8/23/1982	Active
TM Appl.	Brazil	Formsprag LLC	Cebmag			829.095.985	4/13/2007	Pending
TM	Brazil	Formsprag LLC	Cecon	829.095.993	10/6/2009	829.095.993	4/13/2007	Pending
TM	Brazil	Formsprag LLC	Marland	829.096.000	10/6/2009	829.096.000	4/13/2007	Pending
TM Appl.	Brazil	Altra Industrial Motion, Inc.	A&Design			829278044	07/31/2007	Pending
TM Appl.	Brazil	Formsprag LLC	BC MA			901417858	1/22/2009	Pending
TM Appl.	Canada	Altra Industrial Motion, Inc.	A & Design			1374252	11/30/2007	Pending
TM	Canada	Boston Gear LLC	BEAR-N-BRONZ & Design	TMA116839	02/05/1960	252099	07/23/1959	Active
TM	Canada	Boston Gear LLC	BG & Design	TMA116836	02/05/1960	252095	07/23/1959	Active
TM	Canada	Boston Gear LLC	BOST-BRONZ	TMA118130	05/20/1960	252100	07/23/1959	Active
TM	Canada	Boston Gear LLC	BOSTON GEAR & Design	TMA172185	10/23/1970	318048	11/29/1968	Active
TM	Canada	Warner Electric Technology LLC	FORMSPRAG	TMA108144	09/27/1957	0239971	03/21/1957	Active
TM	Canada	Warner Electric Technology Inc.	KOPPER KOOL	TMA568894	10/06/2002	1001794	01/12/1999	Active
TM	Canada	Boston Gear LLC	RATIO MOTOR	UCA6161	06/18/1936	168466	06/18/1936	Active
TM	Canada	Boston Gear LLC	RATIO PAX	TMA208074	7/4/1975	374799	05/01/1974	Active
TM	Canada	Boston Gear LLC	RIGHT-90	TMA143118	12/17/1965	288461	04/01/1965	Active
TM	Canada	Warner Electric Technology LLC	WARNER	UCA50550	04/20/1954	0224428	04/20/1954	Active
TM	Canada	Warner Electric Technology LLC	WARNER ELECTRIC	TMA-134253	01/17/1964	277382	08/19/1963	Active
TM	Canada	Warner Electric Technology LLC	WICHITA	TMA120129	09/19/1958	247460	09/19/1958	Active
TM	Canada	American Enterprises MPT L.P.	AMERICAN	UCA0045654	06/11/1952	215415	06/11/1952	Active
TM	Canada	American Enterprises MPT L.P.	AMERIGEAR	UCA0043128	06/11/1952	215414	06/11/1952	Active
TM	Canada	Warner Electric Technology LLC	SHEAVE-GRIP	TMA728275	11/13/2008	1,176,042	4/28/2003	Active
TM	Canada	Boston Gear LLC	CENTRIC	TMA324230	02/27/1987	562625	05/13/1986	Active
TM	Canada	Kilian Manufacturing Corporation	KILIAN	TMA 354757	4/21/1989	608151	5/27/1998	Active
TM	Canada	Warner Electric Technology LLC	GFR	TMA492416	4/16/1998	845220	5/15/1997	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	Canada	Warner Electric Technology LLC	WARNER LINEAR	TMA774,406	7/30/2009	1310145	7/21/2006	Active
TM	Canada	TB Woods Enterprises, Inc.	Formflex	TMA215307	8/13/1976	352,690	4/26/1972	Active
TM	Canada	TB Woods Enterprises, Inc.	Speedlign	TMA665,131	5/29/2006	1,223,603	7/14/2004	Active
TM	Canada	TB Woods Enterprises, Inc.	Sure-Flex	TMA380915	3/1/1991	645,519	11/23/1989	Active
TM	Canada	TB Woods Enterprises, Inc.	Qt Power Chain	TMA623,038	10/20/2004	1,157,003	10/25/2002	Active
TM	Canada	TB Woods Enterprises, Inc.	Woods@Work	TMA626,975	11/29/2004	1,157,004	10/25/2002	Active
TM	Canada	Dana Corp.	Disc-O-Torque	TMA171577	9/25/1970	325923	9/16/1969	Active
TM Appl.	Canada	TB Woods Enterprises, Inc.	G-Flex			1406538	8/7/2008	Pending
TM	Chile	Warner Electric Technology Inc.	WICHITA	543319	06/25/1999	435364	12/14/1998	Active
TM	China	Warner Electric Technology Inc.	FORMSPRAG	520390	05/30/1990	8927113		Active
TM	China	Warner Electric Technology Inc.	WICHITA	520391	05/30/1990	8927115	08/08/1989	Active
TM	China	Warner Electric Technology LLC	WARNER LINEAR	5,655,144	9/7/2009	5655144	10/12/2006	Active
TM	Colombia	Warner Electric Technology Inc.	WICHITA	121609	02/26/1987	92.355.818	08/19/1983	Active
TM	Europe (CTM)	TB Woods Inc.	Dura-Flex	507277	10/2/2000	507.277	4/2/1997	Active
TM Appl.	Europe (CTM)	Altra Industrial Motion, Inc.	A&Design	006067953	05/16/2008	006067953	07/04/2007	Active
TM	Europe (CTM)	Warner Electric Technology LLC	WARNER LINEAR	5,214,648	5/11/2007	5214648	7/21/2006	Active
TM	Finland	Warner Electric Technology Inc.	MAGNUM	111882	05/20/1991	T198601641	04/24/1986	Active
TM	Finland	Warner Electric Technology LLC	MISTRAL	TM 142083	01/22/1996	T199104906	10/16/1991	Active
TM	Finland	Warner Electric Technology Inc.	MAXIM	TM 110492	02/05/1991	T198601642	04/24/1986	Active
TM	France	Boston Gear LLC	BOSTON	1624494	04/12/1991	INPI121128	04/13/1989	Active
TM	France	Boston Gear LLC	BOSTON GEAR	1624493	04/12/1991	INPI121227	04/03/1989	Active
TM	France	Warner Electric Technology LLC	FORMSPRAG	1197077	03/10/1972	622349		Active
TM	France	Warner Electric Technology Inc.	MISTRAL	1700743	10/22/1991			Active
TM	France	Warner Electric Technology LLC	WARNER ELECTRIC	1547742	08/01/1968	940649		Active
TM	France	Warner Electric Technology Inc.	WARNER & Design	1,230,455	04/18/1958			Active
TM	France	Warner Electric Technology Inc.	WICHITA	1248360	09/19/1958	1248360		Active
TM	France	TB Woods Enterprises, Inc.	Speedlign	1,286,266	6/19/1974	717,131	6/19/1974	Active
TM	France	TB Woods Enterprises, Inc.	Sure-Flex	023196347	11/27/2002	023196347	11/27/2002	Active
TM	Germany	Warner Electric Technology LLC	FORMSPRAG	708841	11/28/1957	708 841/7 (F 7773)	04/02/1957	Active
TM	Germany	Warner Electric Technology LLC	FORMSPRAG PCE	998923	03/07/1980	D34116/7WZ	06/07/1979	Active
TM	Germany	Warner Electric Technology LLC	KOPPER KOOL	1,039,311	10/06/1982	D36687/7	10/08/1981	Active
TM	Germany	Warner Electric Technology LLC	MISTRAL	2025422	11/30/1992	T32561	10/19/1991	Active
TM	Germany	Warner Electric Technology Inc.	STIEBER	39511829.8	02/05/1996	X	03/16/1995	Active
TM	Germany	Warner Electric Technology LLC	STIEBER HEIDELBERG	784371	02/24/1964	ST06038	03/29/1963	Active
TM	Germany	Warner Electric Technology Inc.	WARNER & Design	674860	04/22/1955	W04058	05/27/1953	Active
TM	Germany	Warner Electric Technology LLC	WARNER ELECTRIC	39552705.8	12/12/1996	39552705.8	12/27/1995	Active
TM	Germany	TB Woods Enterprises, Inc.	Form-Flex	1,053,953	9/16/1991	1,053,953	9/16/1991	Active
TM	Germany	TB Woods Enterprises, Inc.	Speedlign	935,511	9/17/1975	M39270	6/10/1974	Active
TM	Germany	TB Woods Enterprises, Inc.	SureFlex	926,107	12/17/1974	W24959	5/4/1973	Active
TM	Germany	Warner Electric Technology LLC	GFR	39,333,006	12/9/1997	39333006.5	7/14/1997	Active
TM	Germany	Warner Electric Technology LLC	GFR	39,807,235	3/27/1998	39807235.3	2/11/1998	Active
TM	Great Britain	TB Woods Enterprises, Inc.	SureFlex	B998,327	9/13/1972	B998,327	9/13/1972	Active
TM	Great Britain	TB Woods Enterprises, Inc.	Dura-Flex	1,105,120	11/22/1978	1105120	11/22/1978	Active
TM	Great Britain	TB Woods Enterprises, Inc.	Speedlign	1,029,397	5/13/1974	1,029,397	5/13/1974	Active
TM	Hong Kong	Warner Electric Technology LLC	WARNER LINEAR	300685206	7/21/2006	300685206	7/21/2006	Active
TM	Hong Kong	Altra Industrial Motion, Inc.	A&Design	300906066	07/05/2007	300906066	07/05/2007	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	India	Warner Electric Technology LLC	FORMSPRAG	694707	05/11/2005	694707	01/17/1996	Active
TM	India	Warner Electric Technology Inc.	STIEBER	662847	04/19/1995		04/19/1995	Active
TM	India	Dana Corporation	WARNER ELECTRIC	672106	06/06/1996		07/06/1995	Active
TM	India	Warner Electric Technology LLC	WICHITA	694708	01/09/2004	694708	01/17/1996	Active
TM Appl.	India	Altra Industrial Motion, Inc.	A&Design			1584305	07/25/2007	Pending
TM	Israel	Warner Electric Technology Inc.	WICHITA	57106	06/09/1988	57106	09/07/1983	Active
TM	Italy	Warner Electric Technology Inc.	FORMSPRAG	781,460	05/27/1958	X	04/23/1957	Active
TM	Italy	Warner Electric Technology Inc.	WARNER	1,075,774	11/26/1976	X	03/20/1973	Active
TM	Italy	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	454836	11/12/1966	X	03/26/1963	Active
TM	Italy	Warner Electric Technology Inc.	WICHITA	847,574	11/19/1959	RM98C004872	10/13/1958	Active
TM	Italy	TB Woods Inc.	Sure-Flex	1037180	9/25/1974	MI2003002784	9/25/1992	Active
TM	Japan	Warner Electric Technology LLC	FORMSPRAG	1169444	11/06/1975	127386/1971	11/24/1971	Active
TM	Japan	Warner Electric Technology LLC	FORMSPRAG	4018891	06/27/1997	135207/1995	12/28/1995	Active
TM	Japan	Warner Electric Technology LLC	KOPPER KOOL	1759530	04/23/1985	84256/1981	10/08/1981	Active
TM	Japan	Warner Electric Technology LLC	MISTRAL	4033376	07/25/1997	100751/1991	09/27/1991	Active
TM	Japan	Warner Electric Technology LLC	PCE	1551186	11/26/1982	85449/1978	11/22/1978	Active
TM	Japan	Warner Electric Technology LLC	STIEBER	4109923	02/06/1998	14030/95	02/17/1995	Active
TM	Japan	Warner Electric Technology LLC	WARNER	452198	09/28/1954	564/1954	01/13/1954	Active
TM	Japan	Warner Electric Technology LLC	WARNER ELECTRIC	1719848	10/31/1984	91915/1981	11/02/1981	Active
TM	Japan	Warner Electric Technology LLC	WARNER ELECTRIC	2294610	01/31/1991	91914/81	11/02/1981	Active
TM	Japan	Warner Electric Technology LLC	WICHITA	2246130	07/30/1990	34043/77	05/19/1977	Active
TM	Japan	Warner Electric Technology Inc.	MAXIM	2,477,,826	11/30/92	40400/1986	04/18/1986	Active
TM	Japan	Altra Industrial Motion, Inc.	A&Design	5126277	04/04/2008	2007-075745	07/05/2007	Active
TM	Japan	TB Woods Enterprises, Inc.	Sure-Flex	1,923,250	12/24/1986	40,343/1982	5/12/1982	Active
TM	Japan	TB Woods Enterprises, Inc.	SureFlex and Katakana	1,740,974	1/23/1995	7-700836	1/13/1995	Active
TM	Japan	TB Woods Enterprises, Inc.	Dura-Flex	4,166,483	7/10/1998	27318/97	3/17/1997	Active
TM	Japan	TB Woods Inc.	Form-Flex	1,975,830	8/19/1987	41,517/85	8/19/1987	Active
TM	Malaysia	Warner Electric Technology Inc.	STIEBER	95/02683	03/28/2000	95/02683	03/28/1995	Active
TM	Mexico	IMO Industries Inc.	BOSTON GEAR	473663	9/15/1994	161734	02/26/1993	Active
TM	Mexico	IMO Industries Inc.	BOSTON GEAR	658794	3/24/2000	161733	02/26/1993	Active
TM	Mexico	Warner Electric Technology LLC	FORMSPRAG	205855	09/02/1997	114172	06/22/1997	Active
TM	Mexico	Warner Electric Technology LLC	WARNER	92550	04/14/1958	76668	01/29/1957	Active
TM	Mexico	Warner Electric Technology LLC	WARNER ELECTRIC AND BACKGROUND DESIGN	115936	01/01/1964	109532	03/04/1963	Active
TM	Mexico	Warner Electric Technology Inc.	WICHITA	95017	12/09/1958	84314	09/06/1958	Active
TM	Mexico	Warner Electric Technology Inc.	SHEAVE-GRIP	786,246	03/31/2003	590,675	03/04/2003	Active
TM	Mexico	Warner Electric Technology LLC	WARNER LINEAR	1,060,801	7/17/2008	796,858	7/28/2006	Active
TM	Mexico	Altra Industrial Motion, Inc.	A&Design	1053502	08/12/2008	873655	08/07/2007	Active
TM	Mexico	Emerson Power Transmission Corp.	GFR	631,573	10/29/1999	302944	07/30/1997	Active
TM	Mexico	TB Woods Enterprises, Inc.	Dura-Flex	552,086	6/26/1997	297,615	6/9/1997	Active
TM	Mexico	TB Woods Enterprises, Inc.	Qt Power Chain	818826	1/26/2004	573133	10/20/2002	Active
TM	Mexico	TB Woods Enterprises, Inc.	Woods@Work	904275	10/24/2005	573134	10/30/2002	Active
TM	Mexico	TB Woods Enterprises, Inc.	Speedlign	896028	8/23/2005	666,531	7/14/2004	Active
TM Appl.	Mexico	TB Woods Enterprises, Inc.	G-Flex	1,120,117	9/10/2009	953824	8/11/2008	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
Unregistered TM	n/a	Warner Electric LLC	Bear Rugged-Mobile Tough	n/a	n/a	n/a	n/a	n/a
Unregistered TM	n/a	Warner Electric LLC	BearTrac	n/a	n/a	n/a	n/a	n/a
Unregistered TM	n/a	Warner Electric LLC	Kodiak	n/a	n/a	n/a	n/a	n/a
TM	Peru	Warner Electric Technology LLC	WICHITA	54452	04/27/1999	75634	12/11/1998	Active
TM	Singapore	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	T82/01188Z	03/07/1988	T82/01188Z	03/09/1982	Active
TM	Singapore	Warner Electric Technology LLC	WARNER LINEAR	T06/20041C	9/26/2006	T06/20041C	9/26/2006	Active
TM	Singapore	Altra Industrial Motion, Inc.	A&Design	T07/15070C	07/06/2007	T0715070C	07/06/2007	Active
TM	Singapore	TB Woods Enterprises, Inc.	SureFlex	T82/02556B	5/21/1982	2556/82	5/21/1982	Active
TM	South Africa	Warner Electric Technology Inc.	WICHITA	81/6897	09/17/1981	81/6897	09/17/1981	Active
TM Appl.	South Africa	Altra Industrial Motion, Inc.	A&Design			2007/14502	07/05/2007	Pending
TM Appl.	South Africa	Formsprag LLC	Marland			2009/17809	9/11/2009	Pending
TM	South Korea	Warner Electric Technology LLC	WARNER ELECTRIC AND BACKGROUND DESIGN	84202	09/30/1982	1982-0000088	01/07/1982	Active
TM	South Korea	Warner Electric Technology LLC	WARNER ELECTRIC AND BACKGROUND DESIGN	85916	11/23/1982	1982-0000086	01/07/1982	Active
TM	South Korea	Warner Electric Technology LLC	WICHITA	108661	01/08/1985	1983-0011882	08/23/1983	Active
TM	South Korea	Warner Electric Technology LLC	WARNER LINEAR	40-0720036	8/7/2007	40-2006-0051431	10/12/2006	Active
TM	South Korea	Altra Industrial Motion, Inc.	A&Design	40-0775102	01/08/2009	40-2007-0039600	07/25/2007	Active
TM	South Korea	TB Woods Enterprises, Inc.	Form-Flex	140,855	5/25/1987	7981/1986	5/25/1997	Active
TM	Spain	Warner Electric Technology LLC	FORMSPRAG	2006258(3)	07/05/1996	2006258(3)		Active
TM	Spain	Warner Electric Technology Inc.	KOPPER KOOL & Design	1662162	06/05/1992	1662161	10/17/1991	Active
TM	Spain	Warner Electric Technology LLC	MAGNUM	1,142,629	10/02/1989		04/11/1986	Active
TM	Spain	Warner Electric Technology LLC	WARNER ELECTRIC	2010756	10/27/1997	2010756	02/07/1996	Active
TM	Spain	Warner Electric Technology Inc.	WICHITA	1045719	04/05/1984	1045719	08/30/1983	Active
TM	Sweden	Warner Electric Technology LLC	FORMSPRAG	83978	12/20/1957			Active
TM	Sweden	Warner Electric Technology LLC	WARNER ELECTRIC	323081	04/25/1997	95-14891	12/27/1995	Active
TM	Sweden	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	109892	05/19/1964	63-01313	03/27/1963	Active
TM	Sweden	Warner Electric Technology Inc.	WICHATA	90967	12/16/1960	3038	09/25/1958	Active
TM	Switzerland	Warner Electric Technology LLC	FORMCHROME	P-412221	10/18/1994	07371/1993.0	05/17/1993	Active
TM	Switzerland	Warner Electric Technology LLC	FORM-LOCK	P-412226	10/18/1994	7378/1993.2	05/17/1993	Active
TM	Switzerland	Warner Electric Technology LLC	FORMSPRAG	P-287755	04/26/1997	01681/1977	04/01/1997	Active
TM	Switzerland	Warner Electric Technology LLC	FORMSPRAG & Design	P-412187	10/14/1994	07373/1993.3	05/17/1993	Active
TM	Switzerland	Warner Electric Technology Inc.	RL	P-414247	01/31/1995	7376/1993.9	05/17/1993	Active
TM	Switzerland	Warner Electric Technology Inc.	WARNER & Design	P-406103	10/11/1993	2801/1993.6		Active
TM	Switzerland	Warner Electric Technology LLC	WARNER ELECTRIC	P-438835	03/27/1997	14050/1995	12/28/1995	Active
TM	Switzerland	Warner Electric Technology LLC	WICHITA & Design	P-300175	10/09/1979	03810/1978	08/17/1978	Active
TM	Switzerland	TB Woods Enterprises, Inc.	Sure-Flex	405,626	9/14/1992	01605/1993	9/14/1992	Active
TM	Taiwan	Warner Electric Technology Inc.	WARNER & Design	192580	10/01/1982	70043208	12/29/1981	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	Taiwan	Warner Electric Technology Inc.	WARNER ELECTRIC AND BACKGROUND DESIGN	64628	06/16/1993	81047228	09/21/1992	Active
TM	Taiwan	Warner Electric Technology Inc.	WICHITA	245903	05/16/1984	(72)52506	12/21/1983	Active
TM	Taiwan	Warner Electric Technology Inc.	WARNER ELECTRIC AND DESIGN	192,580	9/20/2002			Active
TM	Taiwan	Warner Electric Technology LLC	WARNER LINEAR	1,264,315	6/1/2007	095037880	7/24/2006	Active
TM	Taiwan	Altra Industrial Motion, Inc.	A&Design	1310870	05/16/2008	096031868	07/05/2007	Active
TM	Taiwan	TB Woods Inc.	Dura-Flex	807,300	7/1/1998	(86)5713	2/1/1997	Active
TM	Thailand	Warner Electric Technology LLC	WARNER LINEAR	Kor275083	10/26/2006	642919	10/26/2006	Active
TM	Thailand	Altra Industrial Motion, Inc.	A&Design	Kor296763	07/25/2007	668284	07/25/2007	Active
TM	United Kingdom	TB Woods Enterprises, Inc.	SureFlex	B998,327	9/13/1972	B998,327	9/13/1972	Active
TM	United Kingdom	TB Woods Enterprises, Inc.	Dura-Flex	1,105,120	11/22/1978	1105120	11/22/1978	Active
TM	United Kingdom	TB Woods Enterprises, Inc.	Speedlign	1,029,397	5/13/1974	1,029,397	5/13/1974	Active
TM	United Kingdom	Warner Electric Technology LLC	AUTOGAP	795572	09/17/1959		09/17/1959	Active
TM	United Kingdom	Warner Electric Technology Inc.	MAGNUM	879962	05/25/1965	879962	05/25/1965	Active
TM	United Kingdom	Warner Electric Technology Inc.	MAGNUM	1263574	09/15/1989	1263574	03/27/1986	Active
TM	United Kingdom	Warner Electric Technology LLC	MISTRAL	1475775	06/27/1997		09/07/1991	Active
TM	United Kingdom	Warner Electric Technology LLC	WARNER	792664	06/29/1959	792664		Active
TM	United Kingdom	Warner Electric Technology LLC	WARNER	710,641	09/17/1952	710641	07/15/1952	Active
TM	United Kingdom	Warner Electric Technology LLC	WICHITA	2192400	09/29/2000	2192400	03/20/1999	Active
TM	United Kingdom	Warner Electric Technology LLC	WICHATA	783301	10/29/1958	783301	10/29/1958	Active
TM	United Kingdom	Warner Electric Technology Inc.	DURA-FLEX	1,105,120	11/22/78			Active
TM	United Kingdom	Warner Electric Technology Inc.	FORMSPRAG	2380616	6/24/2005		12/17/2004	Active
TM	United Kingdom	Boston Gear LLC	CENTRIC	1259254	1/30/1986	1259254	1/30/1986	Active
TM	USA	Boston Gear LLC	ACE	1771190	5/18/1993	74253998	3/10/1992	Active
TM	USA	Ameridrives International, LLC	AMERICAN	0529539	8/22/1950	71578852	4/29/1949	Active
TM	USA	Ameridrives International, LLC	AMERICARDAN	2,488,262	09/11/01	75621192	01/15/1999	Active
TM	USA	Ameridrives International, LLC	AMERIDISC & Design	0802185	1/18/1966	72219296	5/19/1965	Active
TM	USA	Ameridrives International, LLC	AMERIDRIVES	2168489	6/23/1998	75204229	11/25/1996	Active
TM	USA	Ameridrives International, LLC	AMERIFLEX	1000720	12/31/1974	72444883	1/2/1973	Active
TM	USA	Warner Electric Technology LLC	AUTOGAP	681,746	07/14/1959	72046678	2/26/1958	Active
TM	USA	Boston Gear LLC	BEAR-N-BRONZ	0603829	3/29/1955	71665847	5/6/1954	Active
TM	USA	Boston Gear LLC	BG & Design	0298486	10/25/1932	71327723	6/4/1932	Active
TM	USA	Boston Gear LLC	BOSTRONG & Design	0837074	10/17/1967	72251147	7/27/1966	Active
TM	USA	Boston Gear LLC	BOST-BRONZ	0547544	9/4/1951	71597836	5/20/1950	Active
TM	USA	Boston Gear LLC	BOST-BRONZ	0612905	9/27/1955	71677082	11/22/1954	Active
TM	USA	Boston Gear LLC	BOST-FLEX	1111218	1/16/1979	73163090	3/21/1978	Active
TM	USA	Boston Gear LLC	BOSTON	0522912	3/28/1950	71535926	9/27/1947	Active
TM	USA	Boston Gear LLC	BOSTON & Design	1374572	12/10/1985	73514378	12/19/1984	Active
TM	USA	Boston Gear LLC	BOSTON GEAR	0905805	1/12/1971	72338165	9/17/1969	Active
TM	USA	Boston Gear LLC	BOSTON GEAR	0905846	1/12/1971	72338166	9/17/1969	Active
TM	USA	Boston Gear LLC	BOSTONE	1131198	2/26/1980	73163091	3/21/1978	Active
TM	USA	Formsprag LLC	CEBMAG	1352456	08/06/1985	73513313	12/13/1984	Active
TM	USA	Formsprag LLC	CECON	2871858	08/10/04	78/300,412	09/15/2003	Active
TM	USA	Boston Gear LLC	CENTRIC	1365217	10/15/1985	73434105	7/11/1983	Active
TM	USA	Boston Gear LLC	DCX	1689927	6/2/1992	74151919	3/27/1991	Active
TM	USA	Boston Gear LLC	DCX PLUS	1794125	9/21/1993	74151939	3/27/1991	Active
TM	USA	Nuttall Gear LLC	DELROYD	3025384	12/13/2005	76/586088	4/12/2004	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	USA	Warner Electric Technology LLC	ELECTRO-MODULE	0838675	11/14/1967	72200306	8/20/1964	Active
TM	USA	Warner Electric Technology LLC	ELECTRO-PACK	0741888	12/11/1962	72127440	9/7/1961	Active
TM	USA	Warner Electric Technology LLC	F AND DESIGN	0743735	01/15/1963	72125482	8/7/1961	Active
TM	USA	Warner Electric Technology LLC	FORMCHROME	0867512	04/01/1969	72300576	6/17/1968	Active
TM	USA	Warner Electric Technology LLC	FORM-LOCK	0870852	06/10/1969	72300575	6/17/1968	Active
TM	USA	Warner Electric Technology LLC	FORMSRPAG & Design	0444642	01/15/1952	71510384	10/7/1946	Active
TM	USA	Warner Electric Technology LLC	FORMSPRAG	1216418	11/16/1982	73326809	9/4/1981	Active
TM	USA	Warner Electric Technology LLC	KOPPER KOOL	1258259	11/22/1983	73334553	10/28/1981	Active
TM	USA	Warner Electric Technology LLC	LLH	1759504	03/23/1993	74303730	8/13/1992	Active
TM	USA	Warner Electric Technology LLC	MAG STOP	1,851,941	08/30/1994	74327472	11/2/1992	Active
TM	USA	Warner Electric Technology LLC	MAGNUM	2,892,316	10/12/2004	76/336,606	11/13/2001	Active
TM	USA	Formsprag LLC	MARLAND	2667819	12/31/2002	76118280	8/28/2000	Active
TM	USA	Warner Electric Technology LLC	MESUR-FIL	0990826	08/13/1974	72464823	8/6/1973	Active
TM	USA	Warner Electric Technology LLC	MISTRAL	2168734	06/30/1998	74240876	1/28/1992	Active
TM	USA	Boston Gear LLC	MOTOR MULTIPLIER	1131648	3/11/1980	73184680	9/5/1978	Active
TM	USA	Nuttall Gear LLC	NGC & Design	3031121	12/20/2005	76/586087	4/12/2004	Active
TM	USA	Nuttall Gear LLC	Nuttall	3031120	12/20/2005	76/586086	4/12/2004	Active
TM	USA	Boston Gear LLC	OPTIMOUNT	0670192	11/25/1958	72046238	2/20/1958	Active
TM	USA	Warner Electric Technology LLC	PCE	1136601	06/03/1980	73193726	11/17/1978	Active
TM	USA	Boston Gear LLC	RATIOPAX	0985828	6/11/1974	72456678	5/7/1973	Active
TM	USA	Boston Gear LLC	RATIOTROL	0743713	1/15/1963	72137450	2/7/1962	Active
TM	USA	Warner Electric Technology LLC	SHEAVE-GRIP	3,085,816	4/25/2006	76/498,191	3/14/2003	Active
TM	USA	Warner Electric Technology LLC	UNIDAMP	1795619	09/28/1993	74038916	3/16/1990	Active
TM	USA	Warner Electric Technology LLC	UNIMODULE	1678062	03/03/1992	74053993	4/30/1990	Active
TM	USA	Warner Electric Technology LLC	WARNER & Design	0527445	07/11/1950	71528385	7/11/1947	Active
TM	USA	Warner Electric Technology LLC	WARNER ELECTRIC	1,026,080	12/02/1975	73035013	10/18/1974	Active
TM	USA	Ameridrives International, LLC	AMERIGEAR	2,951,600	5/17/2005	78/373,119	2/24/2004	Active
TM	USA	Ameridrives International, LLC	THE AMERICAN FULLY CROWNED TOOTH	2980971	5/10/2005	78/373,135	2/24/2004	Active
TM	USA	Boston Gear LLC	POSIVENT	2875347	08/17/2004	76/423,536	06/20/2002	Active
TM	USA	Boston Gear LLC	STABILI SEAL	3,131,135	08/15/2006	78/564,645	02/10/2005	Active
TM	USA	Warner Electric Technology Inc.	WICHITA CLUTCH	3039567	01/10/2006	76/620135	11/12/04	Active
TM	USA	Altra Industrial Motion, Inc.	A&Design	3,146,781	09/19/2006	78/560930	02/04/2005	Active
TM	USA	Warner Electric Technology LLC	AQUAMAKKS	3,490,449	08/19/2008	78/821,282	02/23/2006	Active
TM	USA	Warner Electric Technology LLC	Warner Electric	3,287,916	09/04/2007	78/790,162	01/12/2006	Active
TM	USA	Boston Gear LLC	CENTRIGARD	3,374,068	1/22/2008	78/774,995	12/16/2005	Active
TM	USA	Altra Industrial Motion, Inc.	Altra Industrial Motion	3360155	12/25/2007	76/621069	11/17/2004	Active
TM	USA	Warner Electric Technology LLC	Warner Linear	3,413,352	04/15/2008	78/910,851	06/19/2006	Active
TM	USA	Altra Industrial Motion, Inc.	A-Track	3,263,081	07/10/2007	78/790085	1/12/2006	Active
TM	USA	Kilian Manufacturing Corporation	KILIAN	1216354	11/16/1982	73277508	9/11/1980	Active
TM	USA	Kilian Manufacturing Corporation	KILROL	2827924	3/30/2004	78213978	2/12/2003	Active
TM	USA	Warner Electric Technology LLC	GFR	3,494,910	9/2/2008	77/247,944	08/06/07	Active
TM	USA	Warner Electric Technology LLC	B-Track	3,609,446	4/21/2009	77/237,461	07/24/2007	Active
TM	USA	TB Woods Enterprises, Inc.	All-Pro	2,165,737	6/16/1998	75/290,731	5/12/1997	Active
TM	USA	TB Woods North Carolina, Inc.	Braketron	1,164,393	8/11/1981	73/254,657	3/19/1980	Active
TM	USA	TB Woods Enterprises, Inc.	Deck & Design (stylized lettering)	1,409,209	9/16/1986	73/581,633	2/7/1986	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
TM	USA	TB Woods Enterprises, Inc.	Disc-O-Torque	859,264	10/29/1968	72/285,224	11/20/1967	Active
TM	USA	TB Woods Enterprises, Inc.	Dura-Flex	1,116,828	4/24/1979	73/158,649	2/13/1978	Active
TM	USA	TB Woods Enterprises, Inc.	First In Couplings	1,361,466	9/24/1985	73/526,310	3/11/1985	Active
TM	USA	TB Woods Enterprises, Inc.	Form-Flex	2,152,362	4/21/1998	75/273,175	4/11/1997	Active
TM	USA	TB Woods Enterprises, Inc.	Poole	2,191,918	9/29/1998	75/251,697	2/28/1997	Active
TM	USA	TB Woods Enterprises, Inc.	Qt Power Chain	2,723,745	6/10/2003	76/403,299	5/2/2002	Active
TM	USA	TB Woods Enterprises, Inc.	Roto-Cam	859,263	10/29/1968	72/285,223	11/20/1967	Active
TM	USA	TB Woods Enterprises, Inc.	Speedlign	2,991,827	9/6/2005	78/350,700	1/12/2004	Active
TM	USA	TB Woods Enterprises, Inc.	Sure Grip (Stylized)	645,415	5/14/1957	71/640,418	1/6/1953	Active
TM	USA	TB Woods Enterprises, Inc.	Sure-Flex	668,649	10/21/1958	72/043,720	1/9/1958	Active
TM	USA	TB Woods Enterprises, Inc.	Sure-Grip	646,423	6/4/1957	71/575,508	3/15/1949	Active
TM	USA	TB Woods Enterprises, Inc.	Sure-Grip	1,109,150	12/19/1978	73/136,699	8/8/1977	Active
TM	USA	TB Woods Enterprises, Inc.	Ultra-V	1,001,969	1/21/1975	73/001,734	10/9/1973	Active
TM	USA	TB Woods Enterprises, Inc.	Ultra-V	1,001,970	1/21/1975	73/003,203	10/10/1973	Active
TM	USA	TB Woods Enterprises, Inc.	W TB Wood’s (and design)	2,059,245	5/6/1997	75/107,136	5/20/1996	Active
TM	USA	TB Woods Enterprises, Inc.	G-Flex	3,501,631	9/16/2008	77/397,102.	2/14/2008	Active
TM	USA	Inertia Dynamics, LLC	Unibrake	0809205	05/31/1966	72/219817	05/26/1965	Active
TM Appl.	USA	Kilian Manufacturing Corporation	HI-TECH WORRY BEADS			78/775,032	12/16/2005	Pending
TM Appl.	USA	Formsprag LLC	BC MA			77/649,950	1/15/2009	Pending
Unregistered TM	USA	Inertia Dynamics, LLC	IDI
TM	USA	Warner Electric Technology LLC	WARNER ELECTRIC	0726202	01/09/1962	72105397	9/28/1960	Active
TM	USA	Warner Electric Technology LLC	WICHITA	1565483	11/14/1989	73753251	8/29/1988	Active
TM	Venezuela	Warner Electric Technology Inc.	WICHITA	120263	04/25/1986	7010-83	09/01/1983	Active
TM	Vietnam	Warner Electric Technology Inc.	WARNER	9997	12/11/1993	11808	03/20/1993	Active

	NOTES:
		American Enterprises MPT L.P.
		This entity is the owner of record of a pair of Canadian registrations. The changes in the company’s name from American Enterprises MPT L.P. to Ameridrives International L.P. (on 04/25/1997) and later from Ameridrives International L.P. to Ameridrives International LLC (on 12/21/2005) have not yet been recorded against the registrations.

		Dana Corporation
		This entity is the owner of record of an Indian trademark registration for “WARNER ELECTRIC.” The assignment of the registration from Dana Corporation to Warner Electric Technology, Inc. and the subsequent name change from Warner Electric Technology, Inc. to Warner Electric Technology LLC have been submitted for recordation. Dana Corporation is also the owner of record of a Canadian trademark registration for “DISC-O-TORQUE” relating to TB Woods. No action has been taken to address the change in ownership of this registration in view of instructions given in 2000 to a prior law firm for TB Woods to allow the registration to lapse (the registration actually remains in force until 2015.

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
Emerson Power Transmission Corp.
This entity is the owner of record on a Mexican registration for “GFR.” Assignments from Emerson Power Transmission Corp. to Dana Holdings GmbH and from Dana Holdings GmbH to Warner Electric Technology LLC have been submitted for recordation and the process is ongoing.

IMO Industries, Inc.
This entity is the owner of record on a pair of Mexican registrations for “BOSTON GEAR”. An assignment of the Mexican registrations to Boston Gear LLC is in the process of being recorded.

Warner Electric Technology, Inc.
A number of patents and trademarks owned by Warner Electric Technology LLC remain in the former name (Warner Electric Technology, Inc.) of the company on the records of various foreign patent and trademark offices. Efforts to record the change in name are in progress with respect to some of the patents and trademarks. For others, a conscious decision was made to hold off on recordation pending some other action relating to the property (e.g., the next renewal of a trademark registration). For yet others, a decision was made not to record the change in name in view of a decision to allow various registrations or patents to lapse).

INTELLECTUAL PROPERTY LICENSES

Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement
[*]	License Agreement	August 17, 2009	Ameridrives International, LLC

The Grantors own or license certain off-the-shelf software, which software is ready-made and available for sale, lease, or license to the general public.

From time to time in the course of manufacturing products for their customers, certain customers may grant the Grantors limited licenses to certain of their intellectual property.

EXHIBIT E
(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral”)
LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
STOCKS

					Percentage of
Name of		Certificate	Number of		Outstanding
Grantor	Issuer	Number(s)	Shares	Class of Stock	Shares
Altra Holdings, Inc.	Altra Industrial Motion, Inc.	C-2	1,000	Common Stock, $0.001 par value	100%
Altra Industrial Motion, Inc.	American Enterprises MPT Corp.	102	999	Common Stock, $0.001 par value	100%
Altra Industrial Motion, Inc.	Warner Electric LLC	002	1	LLC Interests	100%
Altra Industrial Motion, Inc.	Warner Electric Technology LLC	002	1	LLC Interests	100%
Altra Industrial Motion, Inc.	Boston Gear LLC	001	1	LLC Interests	100%
Altra Industrial Motion, Inc.	Kilian Manufacturing Corporation	102	10	Stock, no par value	100%
Altra Industrial Motion, Inc.	Warner Electric International Holding, Inc.	2	1,000	Stock, $1.00 par value	100%
Altra Industrial Motion, Inc.	Inertia Dynamics, LLC	002	100%	LLC Interests	100%
Altra Industrial Motion, Inc.	TB Wood’s Corporation	C-2	1,000	Common Stock, $0.01 par value	100%
American Enterprises MPT Corp.	American Enterprises MPT Holdings, LLC	001	100%	LLC Interests	100%
American Enterprises MPT Corp.	Ameridrives International LLC	001	100%	LLC Interests	100%
American Enterprises MPT Corp.	Nuttall Gear LLC	001	1	LLC Interests	100%
American Enterprises MPT Corp.	Formsprag LLC	004	861,429	Units	100%
TB Wood’s Corporation	TB Wood’s Incorporated	2	1,125,000	Common Stock, $0.10 par value	100%
TB Wood’s Incorporated	TB Wood’s Enterprises Inc.	2	3,000	Common Stock, $0.01 par value	100%
TB Wood’s Incorporated	T.B. Wood’s Canada Ltd.	1015	3,415	Common Shares	65%

					Percentage of
Name of		Certificate	Number of		Outstanding
Grantor	Issuer	Number(s)	Shares	Class of Stock	Shares
TB Wood’s Incorporated	Industrial Blaju, S.A. de C.V.	2	25,229,382	Capital Stock, $1.00 par value	65%
Kilian Manufacturing Corporation	3091780 Nova Scotia Company	5, 7	130	Common Shares, no par value	65%
Warner Electric International Holding, Inc.	Warner Electric UK Group Ltd.	6	2,456,508	Ordinary Shares of £1 each, fully paid	65%
Warner Electric International Holding, Inc. *	Warner Electric (Holding) SAS				65%
Warner Electric International Holding, Inc. *	Warner Electric Group GmbH				65%
Warner Electric International Holding, Inc.*	Warner Electric (Netherlands) Holding, B.V.				65%

*	NOTE: Certificates for these entities will be provided post-closing.
BONDS

Name of
Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity
N/A
GOVERNMENT SECURITIES

Name of
Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity
N/A
OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Percentage Ownership
Name of Grantor	Issuer	Description of Collateral	Interest
See below.

Existing Joint Ventures
     Warner Electric LLC holds 40% of Elastomeric Actuators Inc.

EXHIBIT F
(See Section 3.1 of Security Agreement)
OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Name of Grantor	Jurisdiction
Altra Holdings, Inc.	DE
Altra Industrial Motion, Inc.	DE
American Enterprises MPT Corp.	DE
American Enterprises MPT Holdings, LLC	DE
Ameridrives International, LLC	DE
Boston Gear LLC	DE
Formsprag LLC	DE
Inertia Dynamics, LLC	DE
Kilian Manufacturing Corporation	DE
Nuttall Gear LLC	DE
TB Wood’s Corporation	DE
TB Wood’s Enterprises, Inc.	DE
TB Wood’s Incorporated	PA
Warner Electric International Holding, Inc.	DE
Warner Electric LLC	DE
Warner Electric Technology LLC	DE

EXHIBIT G
(See Section 4.4 and 4.8 of Security Agreement)
AMENDMENT
This Amendment, dated                     , ___ is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated                      ___, ___, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.

By:

Name:

Title:

EXHIBIT H
(See Section 8.21 of Security Agreement)
Post Closing Matters

Responsible
Document/Deliverable	Party	Due Date
1. Deliver to the Administrative Agent the results of patent and trademark searches of the U.S. Patent and Trademark Office databases, together with an Exhibit D attached hereto, listing all Patents and Trademarks (including any licenses of the foregoing) in which such Grantor has an ownership interest, in each case as required under Section 4.7(f) hereof.
	Grantors	12/25/09
2. Execute and deliver to the Administrative Agent (x) a patent security agreement and (y) a trademark security agreement as required under Section 4.7(f) hereof.	Grantors	12/25/09
3. Deliver to the Administrative Agent (i) appraisals of the Borrowers’ Inventory and (ii) copies of existing appraisals with respect to each of the Mortgaged Properties as required under Section 5.16 of the Credit Agreement.
	Grantors	12/25/09
4. Conduct field examinations of the Borrowers’ books, records, Accounts, Inventory and other Collateral as required under Section 5.16 of the Credit Agreement.	Administrative Agent	12/25/09
5. Deliver to the Administrative Agent a Mortgage and other related items with respect to each Mortgaged Property as required under Section 5.15 of the Credit Agreement.	Grantors	2/23/10
6. Execute and deliver to the Administrative Agreement Control Agreements as required under Section 4.14 hereof and Section 5.12 of the Credit Agreement.	Grantors	2/23/10
7. Deliver to the Administrative Agreement Collateral Access Agreements as required under Section 4.13.	Grantors	3/25/10